                                                FREE WRITING PROSPECTUS
                                                Filed Pursuant to Rule 433
                                                Registration No. 333-140436-26



                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[237,756,000] (APPROXIMATE)

                MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                 SERIES 2007-H1
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                      FIRST FRANKLIN FINANCIAL CORPORATION
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            HOME LOAN SERVICES, INC.
                                    SERVICER

                       LASALLE BANK, NATIONAL ASSOCIATION
                                     TRUSTEE

                                OCTOBER [1], 2007

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-140436) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                   TERM SHEET
                                OCTOBER [1], 2007

                MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                 SERIES 2007-H1,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                        $[237,756,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                       PAYMENT                        EXPECTED   STATED
                                          WAL (YRS)     WINDOW                          FINAL     FINAL
                  APPROX                  (CALL(7)/   (CALL(7)/  PAYMENT   INTEREST   MATURITY  MATURITY      EXPECTED RATINGS
    CLASS        SIZE ($)      COUPON     MATURITY)   MATURITY)   DELAY     ACCRUAL      (7)       (8)     (MOODY'S / S&P / FITCH)
    -----      -----------  -----------  -----------  ---------  -------  ----------  --------  --------  ------------------------
CLASS 1-A1     298,969,000  LIBOR + [_]             Information not provided herein             Oct-2037    [Aaa] / [AAA] / [AAA]
                              (2), (3)
CLASS 1-A2      43,022,000  LIBOR + [_]  4.73 / 4.73  46 - 71 /     0     Actual/360  Aug-2013  Oct-2037    [Aaa] / [AAA] / [AAA]
                              (2), (3)                 46 - 71
CLASS 1-A3      38,001,000  LIBOR + [_]  7.46 / 9.16  71 - 96 /     0     Actual/360  Sep-2015  Oct-2037    [Aaa] / [AAA] / [AAA]
                              (2), (3)                 71 - 214
CLASS 2-A1     200,447,000  LIBOR + [_]                                                         Oct-2037    [Aaa] / [AAA] / [AAA]
                              (2), (3)
CLASS 2-A2      28,845,000  LIBOR + [_]  4.89 / 4.89  47 - 75 /     0     Actual/360  Dec-2013  Oct-2037    [Aaa] / [AAA] / [AAA]
                              (2), (3)                 47 - 75
CLASS 2-A3      25,478,000  LIBOR + [_]  7.61 / 9.93  75 - 96 /     0     Actual/360  Sep-2015  Oct-2037    [Aaa] / [AAA] / [AAA]
                              (2), (3)                 75 - 224
CLASS X-A        Notional     [1.50]%        N/A         N/A        24      30/360       N/A    Oct-2037    [Aaa] / [AAA] / [AAA]
                              (2), (6)
CLASS M-1       41,957,000  LIBOR + [_]             Information not provided herein             Oct-2037    [Aa1] / [AA+] / [AA+]
                              (2), (4)
CLASS M-2       36,543,000  LIBOR + [_]             Information not provided herein             Oct-2037     [Aa2] / [AA] / [AA]
                              (2), (4)
CLASS M-3       23,459,000  LIBOR + [_]             Information not provided herein             Oct-2037    [Aa3] / [AA-] / [AA-]
                              (2), (4)
CLASS M-4       19,851,000  LIBOR + [_]  5.35 / 5.97  38 - 96 /     0     Actual/360  Sep-2015  Oct-2037     [A1] / [A+] / [A+]
                              (2), (4)                 38 - 182
CLASS M-5       19,399,000  LIBOR + [_]  5.35 / 5.95  37 - 96 /     0     Actual/360  Sep-2015  Oct-2037      [A2] / [A] / [A]
                              (2), (4)                 37 - 176
CLASS M-6       17,595,000  LIBOR + [_]  5.34 / 5.93  37 - 96 /     0     Actual/360  Sep-2015  Oct-2037     [A3] / [A-] / [A-]
                              (2), (4)                 37 - 170
CLASS B-1       17,594,000   [_]% (2),   5.34 / 5.90  37 - 96 /     24      30/360    Sep-2015  Oct-2037  [Baa1] / [BBB+] / [BBB+]
                                (5)                    37 - 164
CLASS B-2       15,339,000   [_]% (2),   5.34 / 5.87  37 - 96 /     24      30/360    Sep-2015  Oct-2037   [Baa2] / [BBB] / [BBB]
                                (5)                    37 - 156
CLASS B-3       12,632,000   [_]% (2),   5.34 / 5.83  37 - 96 /     24      30/360    Sep-2015  Oct-2037  [Baa3] / [BBB-] / [BBB-]
                                (5)                    37 - 148
CLASS B-4 (9)   14,436,000   [_]% (2),              Information not provided herein             Oct-2037    [Ba1] / [BB+] / [BB+]
                                (5)
               -----------
TOTAL:         853,567,000
               ===========

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)  Subject to the related Available Funds Cap and related Maximum Rate Cap.

(3) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the margin on each of the Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2 and Class 2-A3 Certificates will increase to 2x its respective margin.

(4) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will increase to 1.5x its respective margin.

(5) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the coupon of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase by 50 basis points.

(6) The Class X-A Certificates are a [30] month interest only class and will receive interest at a fixed rate of [1.50]% per annum, subject to the Class X-A Available Funds Cap.

(7) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (5% CPR in month 1, building linearly (rounded to the nearest hundredth) to 20% CPR in month 12, remaining at 20% CPR until month 22, 35% CPR, from month 23 to month 27, 25% CPR, from month 28 to month 34, 30% CPR, from month 35 to month 39, 25% CPR, from month 40 to month 58, 50% CPR, from month 59 to month 63, and 25% CPR in month 64 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

(8)  Latest maturity date for any mortgage loan plus one month.

(9) The Class B-4 Certificates will not be publicly offered pursuant to the prospectus supplement. The information presented herein for the Class B-4 Certificates is provided to assist your understanding of the Offered Certificates.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Ketan Parekh                  212-449-9506   ketan_parekh@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Joseph Lee                    212-449-0879   joseph_lee@ml.com
Mike Merwin                   212-449-2579   michael_merwin@ml.com
Christopher Jonas             212-449-7392   christopher_jonas@ml.com
Yunna Gleyzer                 212-449-7388   yunna_gleyzer@ml.com

MOODY'S
Jipil Ha                      212-553-1431   jipil.ha@moodys.com

STANDARD & POOR'S
Dan Larkin                    212-438-3014   daniel_larkin@standardandpoors.com

FITCH
Adam Goller                   212-908-9124   Adam.Goller@fitchratings.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

TITLE OF CERTIFICATES            Merrill Lynch First Franklin Mortgage Loan
                                 Trust, Series 2007-H1, Mortgage Loan
                                 Asset-Backed Certificates, consisting of:

                                 Class 1-A1, Class 1-A2 and Class 1-A3
                                 Certificates (collectively, the "Class 1-A
                                 Certificates"), Class 2-A1, Class 2-A2 and
                                 Class 2-A3 Certificates (collectively, the
                                 "Class 2-A Certificates" and together with the Class 1-A Certificates, the "Class A
                                 Certificates"), and Class X-A Certificates
                                 (together with the Class A Certificates, the
                                 "Senior Certificates").

                                 Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5 and Class M-6 Certificates
                                 (collectively, the "Class M Certificates"), and
                                 Class B-1, Class B-2, Class B-3 and Class B-4
                                 Certificates (collectively, the "Class B
                                 Certificates").

                                 The Class A, Class M, Class B-1, Class B-2 and
                                 Class B-3 Certificates are collectively known as the "Offered Certificates". The Class M and
                                 Class B Certificates are collectively known as the "Subordinate Certificates".

                                 The Class 1-A1 and the Class 2-A1 Certificates are collectively known as the "Class A1
                                 Certificates". The Class 1-A2 and the Class
                                 2-A2 Certificates are collectively known as the "Class A2 Certificates". The Class 1-A3 and the
                                 Class 2-A3 Certificates are collectively known as the "Class A3 Certificates".

                                 The Class M Certificates are collectively known as the "Floating Rate Subordinate
                                 Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR                          First Franklin Financial Corporation

ORIGINATOR                       First Franklin Financial Corporation

ISSUING ENTITY                   Merrill Lynch First Franklin Mortgage Loan
                                 Trust, Series 2007-H1

SERVICER                         Home Loan Services, Inc.

TRUSTEE                          LaSalle Bank, N.A.

CAP PROVIDER                     [To be determined]. The Cap Provider will act
                                 as counterparty under the Corridor Contracts
                                 decribed herein.

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty will
                                 act as counterparty under the Swap Contract
                                 decribed herein.

CUT-OFF DATE                     September 1, 2007

PRICING DATE                     On or about September [_____], 2007

CLOSING DATE                     On or about October [9], 2007

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in October 2007.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

DETERMINATION DATE               With respect to any Distribution Date, the 15th
                                 day of the month of such Distribution Date or,
                                 if such 15th day is not a business day, the
                                 immediately preceding business day.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Senior, Class M-1, Class M-2 and Class M-3
                                 Certificates will and the remaining classes of
                                 Subordinate Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Servicer may purchase all of the remaining
                                 assets of the issuing entity on any
                                 distribution date on or after the first
                                 distribution date on which the aggregate stated
                                 principal balance of the Mortgage Loans is less
                                 than or equal to 10% of the aggregate stated
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. Any such purchase will only
                                 occur if the purchase price is equal to the sum
                                 of (i) the aggregate outstanding principal
                                 balance of the Mortgage Loans (or if such
                                 mortgage loan is an REO property, the fair
                                 market value of such REO property), plus
                                 accrued interest on the Mortgage Loans, (ii)
                                 any unreimbursed out-of-pocket costs and
                                 expenses of the Servicer and the Trustee and
                                 the principal portion of Advances, previously
                                 incurred by the Servicer in the performance of
                                 its servicing obligations and (iii) any Net
                                 Swap Payment or any swap termination payment
                                 owed to the Swap Counterparty pursuant to the
                                 Swap Contract.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

MORTGAGE LOANS                   The statistical information relating to the
                                 mortgage loans described herein is based on a
                                 pool of mortgage loans (the "Statistical
                                 Mortgage Loans") consisting of 3,694 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $902,292,223, secured by first
                                 lien, level pay, interest only and noninterest
                                 only, fully amortizing and balloon mortgages on
                                 conventional one to four family residential
                                 properties. As of the Closing Date, the
                                 mortgage loans to be transferred to the Issuing
                                 Entity (the "Mortgage Loans") will consist of a
                                 substantial portion of the Statistical Mortgage
                                 Loans and may include additional mortgage loans
                                 so that as of the Closing Date, the total pool
                                 of Mortgage Loans transferred to the Issuing
                                 Entity (the "Mortgage Pool") will have an
                                 aggregate principal balance of approximately
                                 $900,000,000. The Mortgage Pool will have
                                 characteristics and a statistical composition
                                 that will be substantially similar to the
                                 Statistical Mortgage Loans described herein.
                                 See the attached Appendix for additional
                                 information on the Statistical Mortgage Loans.

                                 The collateral information presented in this Free Writing Prospectus regarding the
                                 Statistical Mortgage Loans is as of September
                                 1, 2007. The information regarding the
                                 Statistical Mortgage Loans is based on the principal balance of the Statistical Mortgage
                                 Loans as of September 1, 2007 assuming the timely receipt of principal scheduled to be paid on the Statistical Mortgage Loans on or prior to September 1, 2007. It is possible that principal prepayments in part or in full may occur on the Statistical Mortgage Loans between September 1, 2007 and the Closing Date.
                                 Moreover, certain Statistical Mortgage Loans included in the attached Appendix may not be included in the Mortgage Pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the Mortgage Pool. As a result of the foregoing, the statistical distribution of characteristics for the final pool of Mortgage Loans to be delivered to the Issuing Entity may vary somewhat from the statistical distribution of such characteristics of the Statistical
                                 Mortgage Loans as presented herein, although such variance should not be material.

                                 The Mortgage Pool will be divided into two groups:

                                 - The Statistical Mortgage Loans in Group I consist of approximately 2,596 fixed rate and adjustable rate Mortgage Loans with an aggregate stated principal balance of approximately $540,145,145 and with stated principal balances at origination that conform to principal balance limits of Freddie Mac.

                                 - The Statistical Mortgage Loans in Group II consist of approximately 1,098 fixed rate and adjustable rate Mortgage Loans with an aggregate stated principal balance of approximately $362,147,078 and with stated principal balances at origination that may or may not conform to principal balance limits of Freddie Mac.

                                 With respect to 73.13% of the Mortgage Loans
                                 (being 76.92% of the Group I Mortgage Loans and
                                 67.48% of the Group II Mortgage Loans), the period of time during which the initial mortgage rate on such Mortgage Loans was fixed was a period less than 5 years. With respect to each such Mortgage Loan, the Servicer has, or by the Closing Date will have, sent a letter to the relevant borrower advising that the initial mortgage rate will remain fixed for a period of 5 years from the relevant closing date of the Mortgage Loan, and that the margin over the applicable index rate once the 5 year period has expired will be the lesser of 4.00% and the margin that was originally specified in the mortgage note.

TOTAL DEAL SIZE                  Approximately $[853,567,000]

ADMINISTRATIVE FEES              Fees aggregating 50.00 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans serviced by Home Loan Services,
                                 Inc.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately [5.40]% of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. To the extent the
                                 over-collateralization amount is reduced below
                                 the over-collateralization target amount (i.e.,
                                 [5.40]% of the aggregate principal balance of
                                 the Mortgage Loans as of the Cut-Off Date),
                                 excess cashflow will be directed to build O/C
                                 until the over-collateralization target amount
                                 is restored.

                                 Initial: Approximately [5.40]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date Target: [5.40]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, [10.80]% of the current stated principal balance of the Mortgage Loans after stepdown Floor: [0.50]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date (PRELIMINARY AND SUBJECT TO
                                 REVISION)

SUBORDINATION (1):                CLASSES         RATING (S/F/M)        SUBORDINATION
                                  -------         --------------        -------------
                                  Class A1    [AAA] / [AAA] / [Aaa]        [44.65%]
                                  Class A2    [AAA] / [AAA] / [Aaa]        [36.69%]
                                  Class A3     [AAA] / [AAA] / [Aaa]       [29.65%]
                                 Class M-1     [AA+] / [AA+] / [Aa1]       [25.00%]
                                 Class M-2     [AA] / [AA] / [Aa2]         [20.95%]
                                 Class M-3    [AA-] / [AA-] / [Aa3]        [18.35%]
                                 Class M-4      [A+] / [A+] / [A1]         [16.15%]
                                 Class M-5       [A] / [A] / [A2]          [14.00%]
                                 Class M-6      [A-] / [A-] / [A3]         [12.05%]
                                 Class B-1   [BBB+] / [BBB+] / [Baa1]      [10.10%]
                                 Class B-2    [BBB] / [BBB] / [Baa2]       [8.40%]
                                 Class B-3   [BBB-] / [BBB-] / [Baa3]      [7.00%]
                                 Class B-4    [BB+] / [BB+] / [Ba1]        [5.40%]

CLASS SIZES:                      CLASSES         RATING (S/F/M)        CLASS SIZES
                                  -------         --------------        -----------
                                  Class A1    [AAA] / [AAA] / [Aaa]       [55.35%]
                                  Class A2    [AAA] / [AAA] / [Aaa]       [7.96%]
                                  Class A3     [AAA] / [AAA] / [Aaa]      [7.04%]
                                 Class M-1    [AA+] / [AA+] / [Aa1]       [4.65%]
                                 Class M-2     [AA] / [AA] / [Aa2]        [4.05%]
                                 Class M-3    [AA-] / [AA-] / [Aa3]       [2.60%]
                                 Class M-4      [A+] / [A+] / [A1]        [2.20%]
                                 Class M-5       [A] / [A] / [A2]         [2.15%]
                                 Class M-6      [A-] / [A-] / [A3]        [1.95%]
                                 Class B-1   [BBB+] / [BBB+] / [Baa1]     [1.95%]
                                 Class B-2    [BBB] / [BBB] / [Baa2]      [1.70%]
                                 Class B-3   [BBB-] / [BBB-] / [Baa3]     [1.40%]
                                 Class B-4    [BB+] / [BB+] / [Ba1]       [1.60%]

(1) The subordination includes the initial over-collateralization level of approximately [5.40]%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

X-A NOTIONAL AMOUNT              The X-A Notional Amount for any Distribution
                                 Date is the lesser of (i) the aggregate stated
                                 principal balance of the Group I Mortgage
                                 Loans, in the case of the Group I component,
                                 and the aggregate stated principal balance of
                                 the Group II Mortgage Loans, in the case of the
                                 Group II component, in either case before the
                                 application of any principal distributions for
                                 related due date and (ii) the amount as stated
                                 in the schedule for each component set out on
                                 page 56 herein.

INTEREST ACCRUAL                 Interest on the Class A and Class M
                                 Certificates will initially accrue from the
                                 Closing Date to (but excluding) the first
                                 Distribution Date, and thereafter, from the
                                 prior Distribution Date to (but excluding) the
                                 current Distribution Date, on an actual/360
                                 basis. Interest on the Class X-A and Class B
                                 Certificates will accrue the calendar month
                                 preceding the month in which the Distribution
                                 Date occurs, on a 30/360 basis.

COUPON STEP UP                   If the 10% optional termination described
                                 herein does not occur by the Determination Date
                                 following the first Distribution Date on which
                                 it is possible, (i) the margin on each class of
                                 the Class A Certificates will increase to 2x
                                 its respective margin, (ii) the margin on each
                                 class of the Floating Rate Subordinate
                                 Certificates will increase to 1.5x its
                                 respective margin, and (iii) the coupon on the
                                 Class B Certificates will increase by 50 basis
                                 points, in each case beginning on the following
                                 Distribution Date.

SWAP CONTRACT                    The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit of the Issuing Entity, will include a
REVISION)                        swap derivative contract for the benefit of the
                                 Offered Certificates and the Class B-4
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement. On each
                                 Distribution Date, the supplemental interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the Swap
                                 Contract Schedule set out herein and the
                                 supplemental interest trust will be entitled to
                                 receive payments from the Swap Counterparty
                                 based on one-month LIBOR and the applicable
                                 notional balance for the Distribution Date
                                 specified in the Swap Contract Schedule set out
                                 herein. The payments from the supplemental
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplemental
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay current interest and any
                                 interest shortfalls, to build or maintain
                                 over-collateralization, to pay any unpaid
                                 realized loss amounts and to pay any basis risk
                                 shortfalls on the related Certificates on the
                                 relevant Distribution Date.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

AVAILABLE FUNDS CAPS             Class 1-A Certificates: The per annum rate
                                 equal to the product of (i) 12, (ii) the
                                 quotient of (x) the total scheduled interest
                                 due on the Group I Mortgage Loans based on the
                                 Net Mortgage Rates in effect on the related due
                                 date, less the pro rata portion (calculated
                                 based on the ratio of the Group I Mortgage
                                 Loans to the total pool of Mortgage Loans)
                                 allocable to the Group I Mortgage Loans of any
                                 Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty and the
                                 interest due on the Group I component of the
                                 Class X-A Certificates for such distribution
                                 date, and (y) the aggregate stated principal
                                 balance of the Group I Mortgage Loans as of the
                                 first day of the related accrual period and
                                 (iii) a fraction, the numerator of which is 30,
                                 and the denominator of which is the actual
                                 number of days in the related accrual period.

                                 Class 2-A Certificates: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest due on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage
                                 Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty and the interest due on the Group II component of the Class X-A Certificates for such distribution date, and (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and
                                 (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                                 Class X-A Group I component: The per annum rate equal to the product of (i) 12 and (ii) the quotient of (x) the total scheduled interest due on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage
                                 Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group I
                                 Mortgage Loans as of the first day of the related accrual period.

                                 Class X-A Group II component: The per annum rate equal to the product of (i) 12 and (ii) the quotient of (x) the total scheduled interest due on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion
                                 (calculated based on the ratio of the Group II
                                 Mortgage Loans to the total pool of Mortgage
                                 Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination
                                 Payments (other than defaulted swap termination payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II
                                 Mortgage Loans as of the first day of the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class 1-A
                                 Available Funds Cap and the Class 2-A Available
                                 Funds Cap, and in the case of the Class B
                                 Certificates, multiplied by the actual number of days in the related accrual period and divided by 30.

                                 "Net Mortgage Rate" means, with respect to any Mortgage Loan the mortgage interest rate on such Mortgage Loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

CORRIDOR CONTRACTS               The Class A and the Floating Rate Subordinate
                                 Certificates will also each have the benefit of
                                 one of the three corridor contracts (each a,
                                 "Corridor Contract") as specified below:

                                                                                    BEGINNING       1ML LIBOR STRIKE,
                                 CLASS                       NUMBER OF MONTHS   DISTRIBUTION DATE      UPPER COLLAR
                                 -----                       ----------------   -----------------   -----------------
                                 Class 1-A Certificates           1 - 96           October 2007          11.100%
                                 Class 2-A Certificates           1 - 96           October 2007          10.790%
                                 Floating Rate Subordinate
                                    Certificates                  1 - 96           October 2007           9.700%

                                 Payments received on the related Corridor
                                 Contract will be available to pay amounts to the holders of the related Certificates, only in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A1 Certificates after the Class A2, Class A3 and Subordinate
                                 Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Caps will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to the Offered Certificates (other
                                 than the Class X-A Certificates) on any
                                 Distribution Date, an amount equal to the sum
                                 of (A) the excess, if any, of (1) the amount of
                                 interest that such Class would have accrued on
                                 such Distribution Date had the pass-through
                                 rate for that Class been equal to the lesser of
                                 (a) LIBOR plus the related margin and (b) the
                                 greater of (x) the related Maximum Rate Cap for
                                 such Distribution Date and (y) a per annum rate
                                 equal to the sum of (i) the related Available
                                 Funds Cap and (ii) the product of (AA) a
                                 fraction, stated as a percentage, the numerator
                                 of which is 360 and the denominator of which is
                                 the actual number of days in the related
                                 Accrual Period and (BB) the sum of (x) a
                                 fraction, stated as a percentage, the numerator
                                 of which is an amount equal to the proceeds, if
                                 any, payable under the related Corridor
                                 Contract with respect to such Distribution Date
                                 and the denominator of which is the aggregate
                                 certificate principal balance of the related
                                 Class or Classes of Certificates immediately
                                 prior to such Distribution Date and (y) a
                                 fraction, as stated as a percentage, the
                                 numerator of which is an amount equal to any
                                 Net Swap Payments owed by the Swap Counterparty
                                 for such Distribution Date and the denominator
                                 of which is the aggregate stated principal
                                 balance of the Mortgage Loans as of the
                                 immediately preceding Distribution Date, over
                                 (2) the amount of interest that each such Class
                                 accrued on such Distribution Date based on a
                                 pass-through rate equal to the related
                                 Available Funds Cap and (B) the unpaid portion
                                 of any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) (herein referred to as a
                                 "Carryover"). Such reimbursement will be paid
                                 only on a subordinated basis, as described
                                 below in the "Cashflow Priority" section. No
                                 such Carryover with respect to a Class will be
                                 paid to such Class once the certificate
                                 principal balance thereof has been reduced to
                                 zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2. Administrative Fees and Trustee Fees, as applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 4.   Available interest funds not used as
                                      provided in paragraph 3 above, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, on a pro rata basis to each class of the Senior Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially, to the Class M-1
                                      Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates, then to the Class B-3
                                      Certificates, and then to the Class B-4
                                      Certificates.

                                 5. Available principal funds, as follows: to the extent such amounts have not been paid pursuant to paragraph 3 above, any Net
                                      Swap Payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract; and, thereafter, monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then sequentially, monthly
                                      principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                      Certificates, then monthly principal to
                                      the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
                                      Certificates, then monthly principal to
                                      the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                      Certificates, then monthly principal to
                                      the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL
                                      PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   The Group I Principal Distribution
                                      Percentage (as defined below) of excess
                                      interest will be paid as follows: first to pay principal shortfalls to the Class 1-A2
                                      Certificates (if the Class 1-A3
                                      Certificates have been written down to
                                      zero) or to the Class 1-A3 Certificates, and second to the Class 2-A2 Certificates and the Class 2-A3 Certificates in the priority referred to in clause 8 below.

                                 8.   The Group II Principal Distribution
                                      Percentage (as defined below) of excess
                                      interest will be paid as follows: first to pay principal shortfalls to the Class 2-A2
                                      Certificates (if the Class 2-A3
                                      Certificates have been written down to
                                      zero) or to the Class 2-A3 Certificates, and second to the Class 1-A2 Certificates and the Class 1-A3 Certificates in the priority referred to in clause 7 above.

                                 9.   Excess interest to pay principal
                                      shortfalls to the Subordinate
                                      Certificates.

                                 10. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 11.  Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty pursuant to the Swap Contract.

                                 12.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the related Corridor
                                 Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A1 Certificates after the Class A2, Class A3 and Subordinate
                                 Certificates have been written down to zero.
                                 Any excess of amounts received on the related
                                 Corridor Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class 1-A Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class 2-A Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class 1-A Certificates will be distributed sequentially to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates at all times, even if the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero.

     Principal distributions allocated to the Class 2-A Certificates will be distributed sequentially to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates at all times, even if the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero.

     After the certificate principal balance of either the Class 1-A or Class 2-A Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class 1-A or Class 2-A Certificates (i.e., whichever such class or classes remain outstanding), as the case may be, according to the principal distribution allocation aforementioned. After the aggregate certificate principal balance of each of the Class 1-A and Class 2-A Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates in each case, until reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates (other than the Class X-A Certificates) will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates and eleventh to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     [59.30%*]
CLASS M-1   [50.00%*]
CLASS M-2   [41.90%*]
CLASS M-3   [36.70%*]
CLASS M-4   [32.30%*]
CLASS M-5   [28.00%*]
CLASS M-6   [24.10%*]
CLASS B-1   [20.20%*]
CLASS B-2   [16.80%*]
CLASS B-3   [14.00%*]
CLASS B-4   [10.80%*]

*    includes 2x the overcollateralization of [5.40]%

     The Class 1-A Certificates and the Class 2-A Certificates will be entitled to receive the Group I Principal Distribution Percentage or the Group II Principal Distribution Percentage, as applicable, of the amount of principal to which the Class A Certificates are entitled to receive.

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class 1-A and Class 2-A Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   October 2010 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the senior
DISTRIBUTION DATE                enhancement percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                                 [59.30]%

                                 or

                                 ([24.25]%+[5.40]%)*2

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

STEPDOWN LOSS TRIGGER EVENT      The situation that exists (A) with respect to
(PRELIMINARY AND SUBJECT TO      any Distribution Date on or after the Stepdown
REVISION)                        Date until the certificate principal balance of
                                 the Class A Certificates has been reduced to
                                 zero, if (a) the quotient of (1) the aggregate
                                 stated principal balance of Mortgage Loans that
                                 are 60 or more days delinquent, measured on a
                                 rolling three month basis (including for this
                                 purpose any such Mortgage Loans that were
                                 repurchased from the issuing entity for a
                                 reason other than a breach of representations
                                 and warranties under the mortgage loan purchase
                                 agreement, Mortgage Loans that were substituted
                                 by the Sponsor and Mortgage Loans that have
                                 been subject to a Servicing Modification, in
                                 each case during the period which includes the
                                 previous twelve Distribution Dates, Mortgage
                                 Loans with respect to which the related
                                 mortgaged property has been acquired by the
                                 issuing entity, and Mortgage Loans in
                                 bankruptcy and foreclosure) and (2) the sum of
                                 (A) the stated principal balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date and (B) the Mortgage Loans that
                                 were repurchased from the issuing entity for a
                                 reason other than a breach of representations
                                 and warranties under the mortgage loan purchase
                                 agreement during the period that includes the
                                 previous twelve Distribution Dates, equals or
                                 exceeds the product of (i) [26.95]% and (ii)
                                 the Required Percentage or (b) the quotient
                                 (expressed as a percentage) of (1) the
                                 aggregate realized losses incurred from the
                                 Cut-off Date through the last day of the
                                 calendar month preceding such Distribution Date
                                 and (2) the aggregate stated principal balance
                                 of the Mortgage Loans as of the Cut-off Date
                                 exceeds the Required Loss Percentage shown
                                 below and (B) with respect to any Distribution
                                 Date on or after the Stepdown Date and the
                                 certificate principal balance of the Class A
                                 Certificates has been reduced to zero, if (a)
                                 the quotient of (1) the aggregate stated
                                 principal balance of Mortgage Loans that are 60
                                 or more days delinquent, measured on a rolling
                                 three month basis (including for this purpose
                                 any such Mortgage Loans that were repurchased
                                 from the issuing entity for a reason other than
                                 a breach of representations and warranties
                                 under the mortgage loan purchase agreement,
                                 Mortgage Loans that were substituted by the
                                 Sponsor and Mortgage Loans that have been
                                 subject to a Servicing Modification, in each
                                 case during the period which includes the
                                 previous twelve Distribution Dates, Mortgage
                                 Loans with respect to which the related
                                 mortgaged property has been acquired by the
                                 issuing entity, and Mortgage Loans in
                                 bankruptcy and foreclosure) and (2) the sum of
                                 (A) the stated principal balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date and (B) the Mortgage Loans that
                                 were repurchased from the issuing entity for a
                                 reason other than a breach of representations
                                 and warranties under the mortgage loan purchase
                                 agreement during the period that includes the
                                 previous twelve Distribution Dates, equals or
                                 exceeds the product of (i) [35.28]% and (ii)
                                 the Required Percentage or (b) the quotient
                                 (expressed as a percentage) of (1) the
                                 aggregate realized losses incurred from the
                                 Cut-off Date through the last day of the
                                 calendar month preceding such Distribution Date
                                 and (2) the aggregate stated principal balance
                                 of the Mortgage Loans as of the Cut-off Date
                                 exceeds the Required Loss Percentage shown
                                 below.

                                 DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                                 ---------------------------     ------------------------
                                 October 2009 - September 2010   [0.90]% with respect to October 2009,
                                                                 plus an additional 1/12th [1.20]%
                                                                 for each month thereafter
                                 October 2010 - September 2011   [2.10]% with respect to October 2010,
                                                                 plus an additional 1/12th of [1.20]%
                                                                 for each month thereafter
                                 October 2011 - September 2012   [3.30]% with respect to October 2011,
                                                                 plus an additional 1/12th of [1.15]%
                                                                 for each month thereafter
                                 October 2012 - September 2013   [4.45]% with respect to October 2012,
                                                                 plus an additional 1/12th of [1.15]%
                                                                 for each month thereafter
                                 October 2013 - September 2014   [5.60]% with respect to October 2013,
                                                                 plus an additional 1/12th of [0.30]%
                                                                 for each month thereafter
                                 October 2014 and thereafter     [5.90]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

REQUIRED PERCENTAGE              For any Distribution Date until the aggregate
                                 certificate principal balance of the Class A
                                 Certificates has been reduced to zero, (i) the
                                 aggregate stated principal balance of the
                                 Mortgage Loans as of the prior Distribution
                                 Date less the outstanding certificate principal
                                 balance of the Class A Certificates prior to
                                 any distributions on such Distribution Date
                                 divided by (ii) the aggregate stated principal
                                 balance of the Mortgage Loans as of the prior
                                 Distribution Date. For any Distribution Date on
                                 or after the Distribution Date on which the
                                 aggregate certificate principal balance of the
                                 Class A Certificates has been reduced to zero,
                                 (i) the aggregate stated principal balance of
                                 the Mortgage Loans as of the prior Distribution
                                 Date less the outstanding certificate principal
                                 balance of the Class M-1 Certificates prior to
                                 any distributions on such Distribution Date
                                 divided by (ii) the aggregate stated principal
                                 balance of the Mortgage Loans as of the prior
                                 Distribution Date.

SERVICING MODIFICATION           With respect to any Mortgage Loan that is in
                                 default or with respect to which default is
                                 imminent or reasonably foreseeable or as
                                 otherwise set forth in the Pooling and
                                 Servicing Agreement, any modification which is
                                 effected by the Servicer in accordance with the
                                 terms of the Pooling and Servicing Agreement
                                 that results in any change to the payment terms
                                 of the Mortgage Loan.

ALLOCATION OF REALIZED LOSSES    The principal portion of realized losses on the
                                 Mortgage Loans will be allocated as follows:
                                 first, to excess interest, second, to the O/C
                                 Amount, until the O/C Amount is reduced to
                                 zero; third, to the Class B Certificates in
                                 reverse order of their numerical class
                                 designation until the respective certificate
                                 principal balance of each such class has been
                                 reduced to zero; and fourth, to the Class M
                                 Certificates in reverse order of their
                                 numerical designation until the respective
                                 certificate principal balances of each such
                                 class has been reduced to zero. Thereafter, the
                                 principal portion of any additional realized
                                 losses with respect to the Group I Mortgage
                                 Loans will be allocated to the Class 1-A3
                                 Certificates until the certificate principal
                                 balance of such class has been reduced to zero,
                                 and then to the Class 1-A2 Certificates until
                                 the certificate principal balance of such class
                                 has been reduced to zero, and the principal
                                 portion of any additional realized losses with
                                 respect to the Group II Mortgage Loans will be
                                 allocated to the Class 2-A3 Certificates until
                                 the certificate principal balance of such class
                                 has been reduced to zero, and then to the Class
                                 2-A2 Certificates until the certificate
                                 principal balance of such class has been
                                 reduced to zero.

                                 Realized losses are NOT allocated to the Class
                                 1-A1 and Class 2-A1 Certificates.

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Sales of the Offered
                                 Certificates may not be consummated unless the
                                 purchaser has received the Prospectus.

MORTGAGE LOAN TABLES             The following tables in the Appendix describe
                                 the Statistical Mortgage Loans and the related
                                 mortgaged properties as of the close of
                                 business on the Cut-off Date. The Mortgage Pool
                                 will contain Mortgage Loans that have a total
                                 principal balance as of the Cut-off Date of
                                 approximately $902,292,223. The pool of
                                 Mortgage Loans to be delivered on the Closing
                                 Date will have characteristics and a
                                 statistical composition that will be
                                 substantially similar to the Statistical
                                 Mortgage Loans described herein. The sum of the
                                 columns below may not equal the total indicated
                                 due to rounding.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                                ORIGINAL         REMAINING      ORIGINAL    REMAINING     ORIGINAL
                                                              AMORTIZATION     AMORTIZATION    INTEREST-   INTEREST-    MONTHS TO
                              NET     ORIGINAL   REMAINING        TERM             TERM          ONLY         ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO-TERM)   (LESS IO-TERM)     TERM         TERM       PENALTY
  BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)       (MONTHS)    (MONTHS)    EXPIRATION
  -----------   --------   --------   --------   ---------   --------------   --------------   ---------   ----------   -----------
   393,954.98     11.140     10.640        360         359              480              479           0            0            36
   470,208.64     11.028     10.528        360         358              600              598           0            0            36
   759,776.84     10.228      9.728        360         359              360              359           0            0            36
   440,000.00      7.692      7.192        360         359              300              300          60           59            36
   487,950.63      9.563      9.063        360         359              480              479           0            0            36
   561,333.71      8.686      8.186        360         359              600              599           0            0            36
   353,603.53      8.434      7.934        360         358              360              358           0            0            36
   554,400.00      7.049      6.549        360         358              300              300          60           58            36
   127,937.71      9.900      9.400        180         179              180              179           0            0            36
   764,108.76      9.873      9.373        360         358              480              478           0            0            24
   586,260.23     10.535     10.035        360         357              600              597           0            0            24
   233,060.01      8.696      8.196        360         359              360              359           0            0            12
 1,287,314.05     10.787     10.287        360         359              360              359           0            0            24
   360,600.58     10.331      9.831        360         358              480              478           0            0            36
    56,481.13     11.300     10.800        360         359              360              359           0            0            24
 1,459,872.16     10.505     10.005        360         358              360              358           0            0            36
   118,949.30     10.200      9.700        360         357              300              300          60           57            36
   195,000.46      8.700      8.200        360         359              480              479           0            0            36
   595,380.16      9.246      8.746        360         358              360              358           0            0            36
   194,642.57     10.785     10.285        360         357              480              477           0            0            36
   138,677.19     10.150      9.650        360         357              600              597           0            0            24
   384,739.78      9.567      9.067        360         358              600              598           0            0            36
 1,282,525.54     10.603     10.103        360         358              360              358           0            0            36
   248,000.00      7.200      6.700        360         359              300              300          60           59            36
   597,807.14      9.117      8.617        360         358              480              478           0            0            12
 2,906,461.39      9.592      9.092        360         358              480              478           0            0            36
   773,866.86     10.011      9.511        360         358              600              598           0            0            12
   135,190.10      9.400      8.900        360         359              600              599           0            0            24
 8,576,143.07      9.072      8.572        360         358              600              598           0            0            36
   101,287.74      7.300      6.800        180         179              180              179           0            0            36
 3,015,119.76      9.956      9.456        360         358              360              358           0            0            12
   635,118.44      9.061      8.561        360         358              360              358           0            0            24
13,191,546.56      9.587      9.087        360         358              360              358           0            0            36
   436,000.00      7.990      7.490        360         357              300              300          60           57            12
 1,019,091.94      9.260      8.760        360         358              300              300          60           58            36
 1,685,798.97      9.490      8.990        360         358              480              478           0            0             0
 3,742,996.10      9.776      9.276        360         358              600              598           0            0             0
 8,694,075.99     10.161      9.661        360         358              360              358           0            0             0
   875,000.00     10.556     10.056        360         358              300              300          60           58             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                                ORIGINAL         REMAINING      ORIGINAL    REMAINING     ORIGINAL
                                                              AMORTIZATION     AMORTIZATION    INTEREST-   INTEREST-     MONTHS TO
                              NET     ORIGINAL   REMAINING        TERM             TERM           ONLY         ONLY      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM       TERM      (LESS IO-TERM)   (LESS IO-TERM)      TERM         TERM       PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)   (MONTHS)       (MONTHS)         (MONTHS)       (MONTHS)     (MONTHS)    EXPIRATION
 -----------    --------   --------   --------   ---------   --------------   --------------   ---------   ----------   -----------
    49,996.81     12.900     12.400        360         359              480              479           0            0            36
   264,989.57     10.950     10.450        360         359              600              599           0            0            36
   124,925.04     12.100     11.600        360         358              360              358           0            0            12
 1,822,778.02     11.515     11.015        360         359              360              359           0            0            36
    85,000.00     12.350     11.850        180         179              300              300          60           59            36
    99,893.73     12.950     12.450        360         359              480              479           0            0            36
   161,059.22     12.493     11.993        360         358              360              358           0            0            24
   376,520.72     12.812     12.312        360         359              360              359           0            0            36
 1,246,320.84     10.856     10.356        360         358              360              358           0            0            36
   159,974.74     12.250     11.750        360         358              480              478           0            0            24
   360,838.67     12.161     11.661        360         359              600              599           0            0            24
   300,109.14     11.166     10.666        360         359              360              359           0            0            24
   967,311.32     11.216     10.716        360         359              300              300          60           59            24
   161,300.68     11.150     10.650        360         357              480              477           0            0            36
   102,470.02     11.900     11.400        360         359              360              359           0            0            24
   918,125.29     11.334     10.834        360         358              360              358           0            0            36
   121,995.01     12.550     12.050        360         358              600              598           0            0            36
   753,134.45     10.536     10.036        360         357              360              357           0            0            36
    99,079.92      9.200      8.700        360         359              300              300          60           59            36
   299,141.95     12.400     11.900        360         358              600              598           0            0            12
   161,637.54     10.775     10.275        360         358              600              598           0            0            36
    86,660.38      8.350      7.850        180         177              180              177           0            0            36
    72,989.08     14.850     14.350        360         359              360              359           0            0            12
   766,189.81     12.103     11.603        360         358              360              358           0            0            36
 1,053,927.34     10.597     10.097        360         358              480              478           0            0            12
 2,051,435.75     10.407      9.907        360         358              480              478           0            0            36
 2,181,855.11     10.480      9.980        360         357              600              597           0            0            12
 1,326,468.37     13.100     12.600        360         359              600              599           0            0            24
 8,586,673.56     10.327      9.827        360         357              600              597           0            0            36
   262,023.23     10.809     10.309        180         178              180              178           0            0            36
 1,755,265.83     10.624     10.124        360         358              360              358           0            0            12
 1,123,907.94     11.801     11.301        360         359              360              359           0            0            24
 7,360,893.76     10.985     10.485        360         359              360              359           0            0            36
    92,000.00      7.500      7.000        360         359              420              420          60           59            36
 2,173,999.54      9.652      9.152        360         359              300              300          60           59            12
 2,254,152.00      9.269      8.769        360         358              300              300          60           58            36
 1,576,828.90     12.549     12.049        360         359              480              479           0            0             0
 4,341,745.89     11.756     11.256        360         358              600              598           0            0             0
   478,518.26      7.250      6.750        180         179              180              179           0            0             0
10,523,837.31     11.713     11.213        360         358              360              358           0            0             0
   911,650.00     12.600     12.100        360         358              300              300          60           58             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                            ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM      GROSS
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)         (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
  -----------   --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ---------
    179,181.91    10.450     9.950       360        357             360             357          0          0      4.000
  1,148,616.45     8.581     8.081       360        357             360             357          0          0      4.000
  1,077,009.91    10.399     9.899       360        358             480             478          0          0      4.000
  1,485,774.02     9.829     9.329       360        357             480             477          0          0      4.000
  1,372,108.65     8.465     7.965       360        358             600             598          0          0      4.597
  2,296,645.88     8.365     7.865       360        358             600             598          0          0      4.319
    232,000.00     7.900     7.400       360        359             240             240        120        119      5.400
    389,850.00     9.397     8.897       360        359             300             300         60         59      4.000
  2,577,057.17     9.582     9.082       360        359             360             359          0          0      4.389
    784,551.10    10.162     9.662       360        358             480             478          0          0      4.674
  1,256,111.32     9.320     8.820       360        357             600             597          0          0      4.000
     85,600.00     9.000     8.500       360        357             300             300         60         57      4.000
    737,461.99     9.632     9.132       360        358             360             358          0          0      4.164
  3,423,906.04     9.405     8.905       360        358             360             358          0          0      4.399
    813,027.29     9.685     9.185       360        358             360             358          0          0      4.158
    671,595.56     9.098     8.598       360        358             480             478          0          0      5.057
    348,836.96     9.696     9.196       360        358             480             478          0          0      4.832
    938,971.91     9.021     8.521       360        358             600             598          0          0      4.171
    441,146.74     7.562     7.062       360        358             600             598          0          0      4.558
  1,448,123.25     9.658     9.158       360        358             360             358          0          0      4.444
    359,621.35     8.238     7.738       360        358             360             358          0          0      4.000
    341,723.08     8.851     8.351       360        356             480             476          0          0      4.000
    825,285.14     9.519     9.019       360        358             480             478          0          0      5.116
    696,741.95     9.665     9.165       360        358             600             598          0          0      4.273
    125,956.52    11.150    10.650       360        359             360             359          0          0      6.400
  1,606,339.60    10.580    10.080       360        357             360             357          0          0      4.000
  2,105,092.53     9.356     8.856       360        358             360             358          0          0      4.365
    446,426.07     9.335     8.835       360        358             480             478          0          0      5.081
    580,763.05     9.809     9.309       360        358             480             478          0          0      4.000
    401,232.69     9.211     8.711       360        358             600             598          0          0      4.000
    110,039.72     8.150     7.650       360        357             600             597          0          0      4.000
  2,565,496.13     9.204     8.704       360        358             600             598          0          0      4.103
    693,516.73     9.392     8.892       360        358             360             358          0          0      4.000
  1,852,277.11    10.153     9.653       360        358             360             358          0          0      4.245
    555,935.84     9.416     8.916       360        358             360             358          0          0      4.807
    501,650.77    10.089     9.589       360        359             480             479          0          0      4.968
    230,372.07    10.866    10.366       360        359             480             479          0          0      4.269

                                                 NUMBER OF
                                                  MONTHS               ORIGINAL
INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
  RATE                                 CHANGE      RATE               PREPAYMENT
 CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------  --------  -------  -------  ---------  ----------  --------  ----------
  1.000     1.000   16.450   10.450          6          57  6M LIBOR          24
  1.000     1.000   14.581    8.581          6          57  6M LIBOR          36
  1.000     1.000   16.399   10.399          6          58  6M LIBOR          24
  1.000     1.000   15.829    9.829          6          57  6M LIBOR          36
  1.586     1.000   14.465    8.465          6          58  6M LIBOR          24
  1.338     1.000   14.365    8.365          6          58  6M LIBOR          36
  3.000     1.000   13.900    7.900          6          59  6M LIBOR          36
  1.000     1.000   15.397    9.397          6          59  6M LIBOR          24
  1.352     1.000   15.582    9.582          6          59  6M LIBOR          24
  1.680     1.000   16.162   10.162          6          58  6M LIBOR          24
  1.000     1.000   15.320    9.320          6          57  6M LIBOR          24
  1.000     1.000   15.000    9.000          6          57  6M LIBOR          24
  1.234     1.000   15.632    9.632          6          58  6M LIBOR          12
  1.413     1.000   15.405    9.405          6          58  6M LIBOR          24
  1.226     1.000   15.685    9.685          6          58  6M LIBOR          36
  1.955     1.000   15.098    9.098          6          58  6M LIBOR          24
  1.694     1.000   15.696    9.696          6          58  6M LIBOR          36
  1.244     1.000   15.021    9.021          6          58  6M LIBOR          24
  1.798     1.000   13.562    7.562          6          58  6M LIBOR          36
  1.370     1.000   15.658    9.658          6          58  6M LIBOR          24
  1.000     1.000   14.238    8.238          6          58  6M LIBOR          36
  1.000     1.000   14.851    8.851          6          56  6M LIBOR          24
  1.930     1.000   15.519    9.519          6          58  6M LIBOR          36
  1.390     1.000   15.665    9.665          6          58  6M LIBOR          24
  3.000     1.000   17.150   11.150          6          59  6M LIBOR          12
  1.000     1.000   16.580   10.580          6          57  6M LIBOR          24
  1.436     1.000   15.356    9.356          6          58  6M LIBOR          36
  2.545     1.000   15.335    9.335          6          58  6M LIBOR          24
  1.000     1.000   15.809    9.809          6          58  6M LIBOR          36
  1.000     1.000   15.211    9.211          6          58  6M LIBOR          12
  1.000     1.000   14.150    8.150          6          57  6M LIBOR          24
  1.248     1.000   15.204    9.204          6          58  6M LIBOR          36
  1.000     1.000   15.392    9.392          6          58  6M LIBOR          12
  1.286     1.000   16.153   10.153          6          58  6M LIBOR          24
  1.828     1.000   15.416    9.416          6          58  6M LIBOR          36
  2.382     1.000   16.089   10.089          6          59  6M LIBOR          12
  2.345     1.000   16.866   10.866          6          59  6M LIBOR          24

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                            ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM      GROSS
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)         (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
  -----------   --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ---------
    744,625.10     8.539     8.039       360        358             480             478          0          0      4.857
    891,987.57     9.072     8.572       360        358             600             598          0          0      4.000
    778,080.04     9.423     8.923       360        357             600             597          0          0      4.000
    687,082.59     9.150     8.650       360        358             600             598          0          0      4.187
  4,507,191.79     9.415     8.915       360        358             360             358          0          0      4.293
 36,459,860.90     9.080     8.580       360        358             360             358          0          0      4.113
  7,195,704.96     8.987     8.487       360        358             360             358          0          0      4.840
  1,897,394.11    10.101     9.601       360        358             480             478          0          0      4.000
 24,590,633.05     9.005     8.505       360        358             480             478          0          0      4.125
  6,054,804.58     8.664     8.164       360        358             480             478          0          0      4.374
 16,723,774.72     8.744     8.244       360        358             600             598          0          0      4.152
164,664,049.02     8.384     7.884       360        358             600             598          0          0      4.154
 39,650,381.06     8.273     7.773       360        358             600             598          0          0      4.347
     67,920.00     8.600     8.100       360        359             240             240        120        119      5.400
    368,199.00     8.264     7.764       360        359             240             240        120        119      5.400
  2,078,842.00     8.407     7.907       360        359             240             240        120        119      5.461
  1,102,860.00     8.538     8.038       360        359             300             300         60         59      4.000
  5,080,431.32     7.914     7.414       360        358             300             300         60         58      4.000
    933,477.04     8.109     7.609       360        357             300             300         60         57      4.000
 40,154,762.15     9.628     9.128       360        358             360             358          0          0      4.191
 20,470,448.68     9.788     9.288       360        358             480             478          0          0      4.204
 66,837,414.02     9.062     8.562       360        358             600             598          0          0      4.237
    984,500.00     9.811     9.311       360        359             240             240        120        119      5.400
  3,074,393.00     8.338     7.838       360        358             300             300         60         58      3.702

                                                 NUMBER OF
                                                  MONTHS               ORIGINAL
INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
  RATE                                 CHANGE      RATE               PREPAYMENT
 CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------  --------  -------  -------  ---------  ----------  --------  ----------
  1.714     1.000   14.539    8.539          6          58  6M LIBOR          36
  1.000     1.000   15.072    9.072          6          58  6M LIBOR          12
  1.000     1.000   15.423    9.423          6          57  6M LIBOR          24
  1.268     1.000   15.150    9.150          6          58  6M LIBOR          36
  1.281     1.000   15.415    9.415          6          58  6M LIBOR          12
  1.148     1.000   15.080    9.080          6          58  6M LIBOR          24
  1.998     1.000   14.987    8.987          6          58  6M LIBOR          36
  1.000     1.000   16.101   10.101          6          58  6M LIBOR          12
  1.147     1.000   15.005    9.005          6          58  6M LIBOR          24
  1.490     1.000   14.664    8.664          6          58  6M LIBOR          36
  1.189     1.000   14.744    8.744          6          58  6M LIBOR          12
  1.201     1.000   14.385    8.384          6          58  6M LIBOR          24
  1.462     1.000   14.273    8.273          6          58  6M LIBOR          36
  3.000     1.000   14.600    8.600          6          59  6M LIBOR          12
  3.000     1.000   14.264    8.264          6          59  6M LIBOR          24
  3.000     1.000   14.407    8.407          6          59  6M LIBOR          36
  1.000     1.000   14.538    8.538          6          59  6M LIBOR          12
  1.000     1.000   13.914    7.914          6          58  6M LIBOR          24
  1.000     1.000   14.109    8.109          6          57  6M LIBOR          36
  1.245     1.000   15.628    9.628          6          58  6M LIBOR           0
  1.258     1.000   15.788    9.788          6          58  6M LIBOR           0
  1.327     1.000   15.060    9.062          6          58  6M LIBOR           0
  3.000     1.000   15.811    9.811          6          59  6M LIBOR           0
  1.000     1.000   14.338    8.338          6          58  6M LIBOR           0

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                            ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM      GROSS
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)         (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
  -----------   --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ---------
    111,075.50     8.900     8.400       360        358             360             358          0          0      4.000
    344,262.32     8.757     8.257       360        358             360             358          0          0      4.000
  1,486,507.71     9.565     9.065       360        359             600             599          0          0      5.288
  1,782,697.00     8.547     8.047       360        358             600             598          0          0      4.595
    588,000.00    10.350     9.850       360        359             240             240        120        119      5.400
     80,750.00     7.900     7.400       360        357             300             300         60         57      4.000
     79,931.38    12.050    11.550       360        357             360             357          0          0      4.000
    110,169.97    10.500    10.000       360        358             480             478          0          0      4.000
     78,828.36     8.850     8.350       360        357             600             597          0          0      4.000
    129,200.00     8.950     8.450       360        359             240             240        120        119      6.400
    233,000.00     9.122     8.622       360        357             300             300         60         57      4.000
    753,287.19     9.061     8.561       360        358             360             358          0          0      4.847
    172,058.96    12.816    12.316       360        359             360             359          0          0      6.400
     52,237.22    10.850    10.350       360        358             480             478          0          0      4.000
    149,136.06    11.700    11.200       360        359             480             479          0          0      6.400
     75,396.50    12.250    11.750       360        358             600             598          0          0      4.000
     66,498.26    11.950    11.450       360        359             600             599          0          0      6.400
    185,996.58    12.800    12.300       360        359             600             599          0          0      6.400
    504,424.84     9.005     8.505       360        358             360             358          0          0      4.239
  1,403,274.70     9.813     9.313       360        358             360             358          0          0      4.396
    799,467.96     8.900     8.400       360        357             480             477          0          0      4.000
  1,393,812.92     8.956     8.456       360        357             600             597          0          0      4.000
    232,728.47     8.984     8.484       360        358             300             300         60         58      4.000
    229,900.00     9.250     8.750       360        359             300             300         60         59      4.000
    430,936.94     9.446     8.946       360        358             360             358          0          0      4.264
    176,967.62    11.825    11.325       360        359             360             359          0          0      6.400
  1,521,629.07     8.851     8.351       360        358             480             478          0          0      4.625
     90,206.83     9.999     9.499       360        357             480             477          0          0      4.000
    446,495.34     8.305     7.805       360        359             480             479          0          0      5.019
     75,902.13    11.050    10.550       360        359             600             599          0          0      4.000
    769,159.69     9.523     9.023       360        357             600             597          0          0      4.199
    704,547.14     7.661     7.161       360        359             600             599          0          0      6.166
    100,700.00    11.050    10.550       360        357             300             300         60         57      4.000
  2,328,247.57    10.613    10.113       360        359             360             359          0          0      4.588
 12,468,040.14     9.090     8.590       360        358             360             358          0          0      4.236
  3,829,885.20    10.003     9.503       360        359             360             359          0          0      5.241
  4,999,426.99    10.437     9.937       360        359             480             479          0          0      4.466
  8,995,899.62     9.154     8.654       360        358             480             478          0          0      4.340

                                                 NUMBER OF
                                                  MONTHS               ORIGINAL
INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
  RATE                                 CHANGE      RATE               PREPAYMENT
 CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------  --------  -------  -------  ---------  ----------  --------  ----------
  1.000     1.000   14.900    8.900          6          58  6M LIBOR          24
  1.000     1.000   14.757    8.757          6          58  6M LIBOR          36
  2.074     1.000   15.565    9.565          6          59  6M LIBOR          24
  1.496     1.000   14.547    8.547          6          58  6M LIBOR          36
  3.000     1.000   16.350   10.350          6          59  6M LIBOR          36
  1.000     1.000   13.900    7.900          6          57  6M LIBOR          36
  1.000     1.000   18.050   12.050          6          57  6M LIBOR          24
  1.000     1.000   16.500   10.500          6          58  6M LIBOR          24
  1.000     1.000   14.850    8.850          6          57  6M LIBOR          24
  3.000     1.000   14.950    8.950          6          59  6M LIBOR          24
  1.000     1.000   15.122    9.122          6          57  6M LIBOR          24
  1.706     1.000   15.061    9.061          6          58  6M LIBOR          24
  3.000     1.000   18.816   12.816          6          59  6M LIBOR          36
  1.000     1.000   16.850   10.850          6          58  6M LIBOR          24
  3.000     1.000   17.700   11.700          6          59  6M LIBOR          36
  1.000     1.000   18.250   12.250          6          58  6M LIBOR          24
  3.000     1.000   17.950   11.950          6          59  6M LIBOR          36
  3.000     1.000   18.800   12.800          6          59  6M LIBOR          24
  1.200     1.000   15.005    9.005          6          58  6M LIBOR          24
  1.330     1.000   15.813    9.813          6          58  6M LIBOR          36
  1.000     1.000   14.900    8.900          6          57  6M LIBOR          36
  1.000     1.000   14.956    8.956          6          57  6M LIBOR          36
  1.000     1.000   14.984    8.984          6          58  6M LIBOR          24
  1.000     1.000   15.250    9.250          6          59  6M LIBOR          36
  1.377     1.000   15.446    9.446          6          58  6M LIBOR          24
  3.000     1.000   17.825   11.825          6          59  6M LIBOR          36
  1.894     1.000   14.851    8.851          6          58  6M LIBOR          12
  1.000     1.000   15.999    9.999          6          57  6M LIBOR          24
  2.194     1.000   14.305    8.305          6          59  6M LIBOR          36
  1.000     1.000   17.050   11.050          6          59  6M LIBOR          12
  1.284     1.000   15.523    9.523          6          57  6M LIBOR          24
  2.805     1.000   13.661    7.661          6          59  6M LIBOR          36
  1.000     1.000   17.050   11.050          6          57  6M LIBOR          24
  1.490     1.000   16.613   10.613          6          59  6M LIBOR          12
  1.211     1.000   15.090    9.090          6          58  6M LIBOR          24
  2.171     1.000   16.003   10.003          6          59  6M LIBOR          36
  1.388     1.000   16.437   10.437          6          59  6M LIBOR          12
  1.284     1.000   15.154    9.154          6          58  6M LIBOR          24

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                 GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                            ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM      GROSS
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)         (MONTHS)     (MONTHS)   (MONTHS)  MARGIN(%)
  -----------   --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ---------
  1,955,239.04     8.563     8.063       360        358             480             478          0          0      4.151
 18,576,657.21     9.359     8.859       360        358             600             598          0          0      4.580
 94,872,971.75     8.847     8.347       360        358             600             598          0          0      4.277
 25,968,064.01     8.815     8.315       360        358             600             598          0          0      4.725
  1,102,900.00    11.650    11.150       360        359             240             240        120        119      6.400
  2,681,260.00     9.891     9.391       360        359             240             240        120        119      6.058
  2,911,565.20     8.821     8.321       360        357             300             300         60         57      4.000
  6,963,841.99     8.707     8.207       360        358             300             300         60         58      4.000
  1,670,562.66     8.421     7.921       360        358             300             300         60         58      4.000
 25,142,862.20    10.084     9.584       360        358             360             358          0          0      4.450
 18,559,695.58    10.201     9.701       360        358             480             478          0          0      4.296
 49,277,507.77     9.818     9.318       360        358             600             598          0          0      4.382
  2,187,612.49     9.698     9.198       360        359             240             240        120        119      6.400
  4,678,027.00     9.778     9.278       360        358             300             300         60         58      3.919

                                                 NUMBER OF
                                                  MONTHS               ORIGINAL
INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
  RATE                                 CHANGE      RATE               PREPAYMENT
 CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------  --------  -------  -------  ---------  ----------  --------  ----------
  1.216     1.000   14.563    8.563          6          58  6M LIBOR          36
  1.503     1.000   15.359    9.359          6          58  6M LIBOR          12
  1.267     1.000   14.848    8.845          6          58  6M LIBOR          24
  1.658     1.000   14.815    8.815          6          58  6M LIBOR          36
  3.000     1.000   17.650   11.650          6          59  6M LIBOR          12
  3.000     1.000   15.891    9.891          6          59  6M LIBOR          36
  1.000     1.000   14.821    8.821          6          57  6M LIBOR          12
  1.000     1.000   14.707    8.707          6          58  6M LIBOR          24
  1.000     1.000   14.421    8.421          6          58  6M LIBOR          36
  1.380     1.000   16.084   10.084          6          58  6M LIBOR           0
  1.327     1.000   16.201   10.201          6          58  6M LIBOR           0
  1.360     1.000   15.818    9.818          6          58  6M LIBOR           0
  3.000     1.000   15.676    9.676          6          59  6M LIBOR           0
  1.000     1.000   15.778    9.778          6          58  6M LIBOR           0

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                    AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $902,292,223
Aggregate Original Principal Balance      $902,680,129
Number of Mortgage Loans                         3,694

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance         $50,000   $1,163,750      $244,364
Outstanding Principal Balance      $49,919   $1,163,660      $244,259

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360         360
Stated remaining Term (mos)           177          360         358
Loan Age (mos)                          0           15           2
Current Interest Rate               5.990%      15.850%      9.205%
Initial Interest Rate Cap(3)        1.000%       3.000%      1.321%
Periodic Rate Cap(3)                1.000%       1.000%      1.000%
Gross Margin(3)                     2.750%       6.650%      4.295%
Maximum Mortgage Rate(3)           11.990%      20.050%     15.034%
Minimum Mortgage Rate(3)            5.990%      14.050%      9.033%
Months to Roll(3)                      45           60          58
Original Loan-to-Value              52.31%      100.00%      88.60%
Combined Loan-to-Value(4)           55.87%      100.00%      97.88%
Credit Score                          540          816         663

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   06/01/2022   09/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                              100.00%
2nd Lien                                0.00%

OCCUPANCY
Primary                                96.35%
Second Home                             0.57%
Investment                              3.08%

LOAN TYPE
Fixed Rate                             12.86%
ARM                                    87.14%

AMORTIZATION TYPE
Fully Amortizing                       23.69%
Interest Only (5)                       5.37%
15/30 Balloon                           0.01%
30/40 Balloon                          12.36%
30/50 Balloon                          58.59%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                    0.20%
2007                                   99.80%

LOAN PURPOSE
Purchase                               78.71%
Refinance - Rate/Term                   2.91%
Refinance - Cashout                    18.38%

PROPERTY TYPE
Single Family                          63.86%
Condominium                             6.11%
Planned Unit Development               24.59%
Two- to Four-Family                     5.45%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

(4) Includes Mortgage Loans that are in a first lien position with subordinate financing

(5)  Include 2 Balloon Loans

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------            --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                 1        193,445      0.02     5.990       700      193,445     79.99     55.00   100.00     0.00
6.001% to 6.500%                 7      1,582,401      0.18     6.411       728      226,057     80.00     50.22   100.00    23.31
6.501% to 7.000%                82     24,008,064      2.66     6.854       684      292,781     79.89     49.59   100.00     5.28
7.001% to 7.500%               216     57,603,895      6.38     7.305       680      266,685     80.11     48.20    98.42     8.67
7.501% to 8.000%               445    113,430,941     12.57     7.810       675      254,901     81.50     46.75    95.67     5.95
8.001% to 8.500%               498    126,456,897     14.02     8.279       667      253,930     83.83     46.47    91.47     4.43
8.501% to 9.000%               590    150,844,750     16.72     8.778       667      255,669     87.03     45.72    77.23     4.84
9.001% to 9.500%               396    104,235,189     11.55     9.266       666      263,220     90.17     46.38    73.78     4.86
9.501% to 10.000%              416    102,752,599     11.39     9.808       659      247,001     92.68     46.13    64.57     6.63
10.001% to 10.500%             271     64,465,851      7.14    10.274       649      237,881     94.72     46.71    60.15     4.43
10.501% to 11.000%             244     53,652,827      5.95    10.779       652      219,889     96.57     44.86    68.14     6.35
11.001% to 11.500%             142     29,846,628      3.31    11.258       647      210,188     96.96     46.20    77.67     0.75
11.501% to 12.000%             135     28,407,130      3.15    11.783       639      210,423     98.13     45.76    76.67     4.47
12.001% to 12.500%             141     24,464,323      2.71    12.282       635      173,506     98.23     44.31    82.77     4.45
12.501% to 13.000%              73     13,447,453      1.49    12.748       627      184,212     98.41     44.61    79.35     4.87
13.001% to 13.500%              16      2,858,909      0.32    13.254       640      178,682     98.67     40.94   100.00    18.35
13.501% to 14.000%              11      2,108,149      0.23    13.791       627      191,650     97.53     48.22   100.00     9.82
14.001% to 14.500%               2        888,477      0.10    14.285       647      444,239    100.00     52.39   100.00     0.00
14.501% or greater               8      1,044,294      0.12    14.952       619      130,537     98.08     46.34   100.00     6.22
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 15.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.205% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       8      1,141,427      0.13     8.832       697      142,678     88.69     36.05    88.79     7.45
337 to 348                       1        154,547      0.02     8.625       613      154,547     80.00     31.00   100.00     0.00
349 to 360                   3,685    900,996,249     99.86     9.206       663      244,504     88.60     46.34    80.28     5.37
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL            OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOAN             MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRINCIPAL BALANCES          LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  8        399,768      0.04    12.157       632       49,971     92.82     38.50   100.00     0.00
$50,001 to $100,000            505     39,755,665      4.41    10.294       657       78,724     92.27     43.49    93.56     2.55
$100,001 to $150,000           711     89,327,568      9.90     9.474       657      125,637     88.62     45.77    88.67     3.53
$150,001 to $200,000           628    110,379,072     12.23     9.024       661      175,763     87.10     46.26    82.73     2.77
$200,001 to $250,000           518    116,437,291     12.90     9.053       659      224,782     87.11     46.39    85.47     3.49
$250,001 to $300,000           349     95,355,683     10.57     9.000       664      273,225     87.06     47.24    78.75     6.26
$300,001 to $350,000           213     69,294,572      7.68     9.154       664      325,327     88.14     48.17    72.42     6.08
$350,001 to $400,000           226     85,107,897      9.43     8.882       660      376,584     86.29     46.71    81.08     5.32
$400,001 to $450,000           131     55,690,659      6.17     9.072       661      425,120     87.73     46.61    77.89     6.09
$450,001 to $500,000           119     56,733,859      6.29     9.143       665      476,755     88.70     46.23    79.85    12.81
$500,001 to $550,000            73     37,992,475      4.21     9.322       659      520,445     89.94     46.58    65.83     4.02
$550,001 to $600,000            62     35,713,679      3.96     9.479       661      576,027     90.99     45.37    51.41     4.78
$600,001 to $650,000            55     34,577,177      3.83     9.634       670      628,676     93.38     45.90    72.65     3.63
$650,001 to $700,000            30     20,185,822      2.24     9.412       670      672,861     92.70     44.08    83.40     0.00
$700,001 to $750,000            19     13,793,228      1.53     9.223       699      725,959     92.92     47.08    73.89    15.99
$750,001 to $800,000            13     10,123,418      1.12     9.347       679      778,724     92.24     46.44    77.26    15.76
$800,001 to $850,000            12      9,941,249      1.10     9.613       674      828,437     95.75     48.79    91.63    16.83
$850,001 to $900,000             2      1,747,819      0.19     9.708       706      873,910    100.00     45.90   100.00     0.00
$900,001 to $950,000            10      9,354,043      1.04     9.401       691      935,404     93.85     43.50   100.00    19.59
$950,001 to $1,000,000           6      5,904,051      0.65     8.167       718      984,009     87.10     44.81   100.00     0.00
$1,000,001 or greater            4      4,477,228      0.50     8.214       673    1,119,307     87.38     44.98   100.00     0.00
                             -----    -----------    ------    ------       ---    ---------    ------     -----   ------    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===    =========    ======     =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,919 to approximately $1,163,660 and the average outstanding principal balance of the Mortgage Loans was approximately $244,259.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans              1         85,000      0.01    12.350       641       85,000    100.00     49.00   100.00   100.00
30/40 Balloon Loans             70     12,831,683      1.42    10.298       647      183,310     91.93     45.94    83.88     0.72
30/50 Balloon Loans            139     33,014,761      3.66    10.267       652      237,516     90.72     45.13    80.18     0.00
15 Year Fixed Loans              7      1,056,427      0.12     8.549       702      150,918     87.78     35.00    87.89     0.00
30 Year Fixed Loans            429     69,070,035      7.65    10.454       655      161,002     92.03     44.29    85.17    14.62
5/25 LIBOR Loans               951    191,877,008     21.27     9.403       665      201,763     90.99     44.12    78.53    19.90
5/25 LIBOR Loans
   (40 due in 30)              410     98,731,497     10.94     9.527       655      240,809     90.84     46.29    69.07     0.00
5/25 LIBOR Loans
   (50 due in 30)            1,687    495,625,811     54.93     8.792       666      293,791     86.52     47.59    82.44     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

With respect to 73.13% of the Mortgage Loans, the period of time during which the initial mortgage rate on such Mortgage Loans was fixed was a period less than 5 years. With respect to each such Mortgage Loan, the Servicer has, or by the Closing Date will have, sent a letter to the relevant borrower advising that the initial mortgage rate will remain fixed for a period of 5 years from the relevant closing date of the Mortgage Loan, and that the margin over the applicable index rate once the 5 year period has expired will be the lesser of 4.00% and the margin that was originally specified in the mortgage note.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             1,230    213,717,716     23.69     9.807       660      173,754     91.90     44.31    77.78     0.00
Balloon                      2,307    640,288,753     70.96     9.012       663      277,542     87.51     47.23    80.29     0.03
60 Month Interest-Only         125     37,865,321      4.20     8.954       681      302,923     88.46     43.65    93.14   100.00
120 Month Interest-Only         32     10,420,433      1.15     9.637       669      325,639     88.10     42.19    85.89   100.00
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          3,048    786,234,316     87.14     9.034       664      257,951     88.15     46.58    79.81     4.86
Fixed Rate                     646    116,057,907     12.86    10.368       654      179,656     91.61     44.63    83.64     8.85
                             -----    -----------    ------    ------       ---      -------     -----     -----    -----     ----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======     =====     =====    =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC                MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DISTRIBUTION                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         34      4,896,723      0.54     9.798       655      144,021     90.91     46.67    83.19    12.60
Arizona                        138     31,813,196      3.53     8.783       660      230,530     86.67     45.48    82.15     6.97
Arkansas                        13      1,775,716      0.20     9.715       670      136,594     94.98     48.49    64.19     0.00
California                     472    190,553,358     21.12     8.642       668      403,715     86.56     47.31    81.02     6.62
Colorado                        95     20,954,180      2.32     9.347       658      220,570     87.97     43.33    85.41     8.76
Connecticut                     21      5,102,609      0.57     9.808       665      242,981     89.41     46.22    88.59     0.00
Delaware                         3        992,057      0.11     8.852       657      330,686     85.31     50.50    64.60     0.00
District of Columbia             1        315,964      0.04     8.300       647      315,964     80.00     49.00   100.00     0.00
Florida                        379     93,833,588     10.40     8.974       667      247,582     86.66     46.55    82.79     5.28
Georgia                        122     24,042,565      2.66     9.955       654      197,070     91.58     46.58    87.09     6.66
Idaho                           26      5,291,003      0.59     9.296       654      203,500     88.55     44.35    85.01    19.79
Illinois                       186     47,113,917      5.22     9.755       666      253,301     93.68     47.42    49.35     3.21
Indiana                        104     12,043,189      1.33     9.785       660      115,800     92.70     45.81    85.59     0.99
Iowa                            26      2,885,164      0.32    10.237       638      110,968     94.52     44.12    83.80     0.00
Kansas                          20      3,126,630      0.35    10.284       649      156,331     91.25     41.55    59.19     0.00
Kentucky                        27      3,875,575      0.43     9.945       653      143,540     91.36     44.93    54.10     2.60
Louisiana                       24      3,411,599      0.38    10.106       652      142,150     92.71     48.67    96.74     0.00
Maine                           10      1,598,208      0.18     9.904       647      159,821     91.25     46.04    55.20     0.00
Maryland                        83     31,415,960      3.48     9.091       662      378,506     87.98     48.74    81.41     2.70
Massachusetts                   63     17,235,693      1.91     9.571       661      273,582     87.43     45.28    79.07     2.97
Michigan                       115     17,334,444      1.92     9.834       660      150,734     90.58     43.81    80.24     5.70
Minnesota                       58     14,205,192      1.57     9.262       660      244,917     90.65     47.83    70.74     9.09
Mississippi                     14      1,827,759      0.20    11.013       631      130,554     96.19     46.00   100.00     0.00
Missouri                        55      7,739,260      0.86     9.914       650      140,714     91.57     47.18    76.97    10.51
Montana                          3        518,477      0.06    12.362       615      172,826     91.52     45.53   100.00     0.00
Nebraska                         7        792,573      0.09    10.522       649      113,225     95.00     47.08    88.65     0.00
Nevada                          83     23,499,410      2.60     8.935       663      283,125     86.09     45.02    90.40     3.96
New Hampshire                   16      2,985,263      0.33     9.501       632      186,579     88.76     43.02    95.14     0.00
New Jersey                      73     22,779,526      2.52     9.792       670      312,048     90.83     46.23    70.88     5.55
New Mexico                      17      4,025,353      0.45     9.913       647      236,785     90.95     44.70    58.67     0.00
New York                       164     50,045,978      5.55     9.268       670      305,158     92.32     48.07    66.98     7.31
North Carolina                 113     20,249,169      2.24     9.776       665      179,196     89.85     45.54    92.23     2.95
North Dakota                     1         56,945      0.01    11.500       600       56,945     95.00     49.00   100.00     0.00
Ohio                           112     14,612,335      1.62    10.150       649      130,467     92.52     43.66    83.31    11.38
Oklahoma                        11      1,838,328      0.20    10.197       636      167,121     91.02     43.35   100.00     0.00
Oregon                          95     22,992,128      2.55     8.602       668      242,022     85.34     46.25    86.95     9.33
Pennsylvania                    83     13,572,731      1.50     9.880       654      163,527     93.79     46.14    85.34     0.00
Rhode Island                    16      4,571,497      0.51     9.924       663      285,719     90.88     51.19    58.66     7.11
South Carolina                  39      7,380,427      0.82     9.772       656      189,242     90.97     40.96    92.09     1.51
South Dakota                     1        167,909      0.02     9.600       630      167,909     80.00     55.00   100.00     0.00
Tennessee                       92     11,749,806      1.30     9.608       644      127,715     88.85     45.87    89.53     0.00
Texas                          243     41,758,814      4.63     9.557       654      171,847     88.81     44.65    89.22     2.84
Utah                           107     24,831,302      2.75     8.814       675      232,068     87.59     46.51    80.38     5.76
Vermont                          6        931,125      0.10     9.146       650      155,187     88.39     41.86   100.00     0.00
Virginia                        49     14,084,338      1.56     8.362       652      287,435     84.22     49.56    91.52     8.03
Washington                     208     64,378,139      7.13     9.093       666      309,510     86.76     44.50    88.79     4.42
West Virginia                    6        979,406      0.11    10.265       650      163,234     91.75     48.39   100.00     0.00
Wisconsin                       56      9,538,728      1.06     9.904       656      170,334     92.07     45.93    62.26     1.04
Wyoming                          4        568,966      0.06     9.910       632      142,242     91.95     49.31    57.26     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

No more than approximately 0.35% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%                 1        367,128      0.04     7.450       648      367,128     52.31     47.00   100.00     0.00
55.01% to 60.00%                 1        351,941      0.04     7.250       645      351,941     55.87     52.00   100.00     0.00
60.01% to 65.00%                 1         49,919      0.01     9.100       582       49,919     62.50     55.00   100.00     0.00
65.01% to 70.00%                 1        731,899      0.08     7.800       696      731,899     70.00     52.00   100.00     0.00
70.01% to 75.00%                 5      1,717,231      0.19     7.727       669      343,446     74.71     48.91    93.15     0.00
75.01% to 80.00%             1,779    426,175,249     47.23     8.267       666      239,559     79.98     46.85    97.96     5.61
80.01% to 85.00%                 1        119,577      0.01     8.750       570      119,577     84.94     55.00   100.00     0.00
85.01% to 90.00%                 1        255,330      0.03     7.950       717      255,330     87.74     39.00     0.00   100.00
90.01% to 95.00%             1,217    320,172,804     35.48     9.658       661      263,084     94.86     45.57    55.67     4.93
95.01% to 100.00%              687    152,351,144     16.88    10.914       659      221,763     99.96     46.40    82.42     5.57
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 52.31% to 100.00% and the weighted average Original Loan-to-Value Ratio for Mortgage Loans was approximately 88.60%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
55.01% to 60.00%                 1        351,941      0.04     7.250       645      351,941     55.87     52.00   100.00     0.00
70.01% to 75.00%                 2        593,462      0.07     7.207       660      296,731     74.32     54.01    80.19     0.00
75.01% to 80.00%                 7      2,465,581      0.27     7.828       683      352,226     79.80     50.70   100.00     0.00
80.01% to 85.00%                 1        119,577      0.01     8.750       570      119,577     84.94     55.00   100.00     0.00
85.01% to 90.00%                 1        255,330      0.03     7.950       717      255,330     87.74     39.00     0.00   100.00
90.01% to 95.00%             1,285    350,161,797     38.81     9.538       662      272,499     93.55     45.43    59.47     5.17
95.01% to 100.00%            2,397    548,344,535     60.77     9.003       664      228,763     85.52     46.87    93.53     5.49
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 55.87% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 97.88%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 47.22% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.58%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  52     13,067,499      1.45     9.597       665      251,298     88.41     14.37    95.59    15.70
20.01% to 25.00%                90     22,327,324      2.47     9.343       662      248,081     88.48     23.28    90.47     4.69
25.01% to 30.00%               102     20,430,382      2.26     9.576       661      200,298     90.26     28.36    86.39     8.65
30.01% to 35.00%               212     44,253,754      4.90     9.244       669      208,744     90.35     33.14    87.10    12.14
35.01% to 40.00%               364     84,415,310      9.36     9.223       661      231,910     87.88     38.28    80.92     5.52
40.01% to 45.00%               536    122,160,972     13.54     9.431       664      227,912     89.60     43.18    73.59     6.49
45.01% to 50.00%               950    246,226,643     27.29     9.288       662      259,186     89.27     48.18    72.88     5.12
50.01% to 55.00%             1,388    349,410,340     38.72     9.014       663      251,737     87.65     53.46    85.28     3.73
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.00% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 46.33%.

LOAN PURPOSE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     2,986    710,236,216     78.71     9.096       665      237,855     87.43     46.23    92.21     6.53
Refinance - Cashout            598    165,818,666     18.38     9.702       656      277,289     93.34     46.66    34.10     0.58
Refinance - Rate Term          110     26,237,341      2.91     9.012       664      238,521     90.38     46.86    49.90     4.31
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                2,500    576,193,225     63.86     9.297       663      230,477     89.20     46.04    76.56     4.93
Planned Unit Development       798    221,852,884     24.59     9.046       657      278,011     87.21     46.42    88.81     6.85
Condominium                    229     55,096,300      6.11     8.965       671      240,595     86.54     46.47    86.71     4.25
Two- to Four-Family            167     49,149,813      5.45     9.120       683      294,310     90.18     49.16    78.54     5.14
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DOCUMENTATION               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           3,088    724,532,306     80.30     9.065       662      234,628     87.07     46.26   100.00     6.13
Rapid Refi                     437    127,791,773     14.16     9.784       663      292,430     95.53     46.73     0.00     0.20
Stated Income                   51     19,932,798      2.21    10.043       689      390,839     94.88     45.14     0.00     9.74
Limited Income
   Verification                 86     19,898,755      2.21     9.320       660      231,381     89.17     46.38     0.00     6.89
Blended                         26      7,024,633      0.78    10.276       678      270,178     98.34     48.59     0.00     7.12
Stated Plus                      6      3,111,959      0.34     9.683       702      518,660     94.62     48.44     0.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------     ----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======     ====

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      3,499    869,339,532     96.35     9.189       660      248,454     88.34     46.46    79.55     4.97
Investment                     176     27,828,613      3.08     9.485       736      158,117     94.99     42.71   100.00    15.28
Second Home                     19      5,124,078      0.57    10.510       712      269,688     97.93     42.80   100.00    19.32
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
 0                              30     13,829,220      1.53    10.412       680      460,974     92.67     44.40    76.31    11.90
 1                           1,420    329,864,463     36.56     9.431       666      232,299     88.61     46.22    81.94     6.91
 2                           1,011    260,512,672     28.87     9.045       663      257,678     88.32     46.08    80.26     3.55
 3                           1,083    264,366,727     29.30     9.034       661      244,106     88.76     46.76    77.47     5.44
 4                             139     30,339,110      3.36     9.186       647      218,267     87.96     47.60    89.98     1.28
 5                               5      1,264,167      0.14     9.345       656      252,833     94.43     44.72    43.20     0.00
 6                               1        149,219      0.02     8.000       677      149,219     80.00     34.00     0.00     0.00
 7                               1        175,403      0.02     8.250       640      175,403     94.99     55.00   100.00     0.00
 8                               2      1,436,952      0.16     7.246       632      718,476     80.00     30.90   100.00     0.00
 9                               1        199,744      0.02     7.750       631      199,744     80.00     54.00   100.00     0.00
15                               1        154,547      0.02     8.625       613      154,547     80.00     31.00   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL                        3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                         1,037    264,197,674     29.28     9.768       664      254,771     90.66     46.31    76.25     4.81
12 Months                      263     71,885,233      7.97     9.487       670      273,328     90.45     46.52    72.20    10.84
24 Months                    1,575    388,259,070     43.03     8.782       662      246,514     87.14     46.41    83.64     3.75
36 Months                      819    177,950,246     19.72     9.178       661      217,277     87.98     46.10    82.28     7.53
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT SCORES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
540 to 550                      16      3,789,620      0.42    10.266       544      236,851     97.02     46.17   100.00     0.00
551 to 575                      49     11,227,425      1.24    10.542       564      229,131     97.43     47.99    93.36     0.00
576 to 600                     173     32,974,669      3.65    10.106       590      190,605     91.33     45.71    98.02     5.34
601 to 625                     333     71,589,341      7.93    10.268       616      214,983     90.90     45.43    86.61     3.56
626 to 650                   1,044    242,777,754     26.91     9.497       641      232,546     88.54     46.06    78.80     3.01
651 to 675                   1,010    254,471,061     28.20     8.960       662      251,952     87.02     47.07    75.91     5.52
676 to 700                     498    137,428,939     15.23     8.727       686      275,962     87.64     45.99    79.53     7.66
701 to 725                     311     89,141,109      9.88     8.680       710      286,627     89.08     46.95    83.77     5.49
726 to 750                     120     26,164,902      2.90     8.728       735      218,041     89.30     46.12    83.61    18.89
751 to 775                      91     21,692,463      2.40     9.069       761      238,379     92.14     44.76    72.70     7.77
776 to 800                      44     10,151,411      1.13     8.758       786      230,714     90.54     43.77    88.17     4.14
801 to 809                       2        451,198      0.05     9.324       808      225,599     98.60     53.60   100.00    72.03
810 to 816                       3        432,332      0.05     8.295       814      144,111     87.53     40.41   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,694    902,292,223    100.00     9.205       663      244,259     88.60     46.33    80.30     5.37
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 663.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF GROSS MARGINS      LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000%                15      4,070,438      0.52     8.102       679      271,363     84.69     42.00    97.91    25.40
3.501% to 4.000%             2,548    656,571,354     83.51     8.966       663      257,681     88.19     46.57    78.63     4.07
4.001% to 4.500%                 1        154,881      0.02    10.850       670      154,881    100.00     43.00   100.00     0.00
5.001% to 5.500%               286     63,901,636      8.13     8.455       669      223,432     80.29     46.79    95.65     7.80
5.501% to 6.000%                 1        255,330      0.03     7.950       717      255,330     87.74     39.00     0.00   100.00
6.001% to 6.500%               196     60,473,568      7.69    10.413       671      308,539     96.15     46.73    74.65     8.57
6.501% to 7.000%                 1        807,109      0.10    11.100       641      807,109     95.00     55.00   100.00     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       3,048    786,234,316    100.00     9.034       664      257,951     88.15     46.58    79.81     4.86
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.650% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.295% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%               1        193,445      0.02     5.990       700      193,445     79.99     55.00   100.00     0.00
12.001% to 12.500%               7      1,582,401      0.20     6.411       728      226,057     80.00     50.22   100.00    23.31
12.501% to 13.000%              74     21,355,582      2.72     6.845       684      288,589     79.88     51.15   100.00     5.27
13.001% to 13.500%             197     53,059,786      6.75     7.307       679      269,339     80.12     48.47    98.29     6.71
13.501% to 14.000%             419    107,769,146     13.71     7.809       674      257,206     81.56     46.70    95.44     5.22
14.001% to 14.500%             468    120,401,224     15.31     8.277       666      257,268     83.87     46.38    91.25     3.88
14.501% to 15.000%             524    138,195,942     17.58     8.779       667      263,733     87.34     45.88    76.74     4.41
15.001% to 15.500%             342     93,826,526     11.93     9.265       665      274,347     90.55     46.62    73.68     5.07
15.501% to 16.000%             347     90,403,369     11.50     9.809       658      260,528     92.83     46.18    64.86     5.55
16.001% to 16.500%             221     55,218,534      7.02    10.277       648      249,858     94.77     46.79    59.16     4.38
16.501% to 17.000%             195     47,625,392      6.06    10.777       651      244,233     96.72     45.40    66.60     6.16
17.001% to 17.500%              96     22,135,743      2.82    11.243       653      230,581     96.92     46.41    75.60     0.82
17.501% to 18.000%              69     16,435,965      2.09    11.765       646      238,202     97.98     46.10    68.85     5.35
18.001% to 18.500%              55     10,847,569      1.38    12.264       645      197,229     98.02     44.99    70.78     5.10
18.501% to 19.000%              25      4,851,256      0.62    12.773       639      194,050     98.18     47.69    65.59     0.00
19.001% to 19.500%               3        783,921      0.10    13.258       654      261,307    100.00     40.66   100.00     0.00
19.501% to 20.000%               4      1,123,536      0.14    13.772       635      280,884     97.41     50.64   100.00     0.00
20.001% to 20.500%               1        424,981      0.05    14.050       675      424,981    100.00     55.00   100.00     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       3,048    786,234,316    100.00     9.034       664      257,951     88.15     46.58    79.81     4.86
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.990% per annum to 20.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.034% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
June 2011                        1        154,547      0.02     8.625       613      154,547     80.00     31.00   100.00     0.00
December 2011                    1        199,744      0.03     7.750       631      199,744     80.00     54.00   100.00     0.00
January 2012                     1        282,684      0.04     8.250       588      282,684     79.99     55.00   100.00     0.00
February 2012                    1        175,403      0.02     8.250       640      175,403     94.99     55.00   100.00     0.00
March 2012                       1        149,219      0.02     8.000       677      149,219     80.00     34.00     0.00     0.00
April 2012                       4      1,134,341      0.14     8.996       664      283,585     93.79     44.92    36.70     0.00
May 2012                       115     26,902,075      3.42     9.061       650      233,931     87.42     47.97    89.18     0.37
June 2012                      954    240,442,578     30.58     8.945       661      252,036     88.52     46.73    78.36     5.39
July 2012                      852    230,258,783     29.29     8.856       664      270,257     87.69     46.31    79.40     2.78
August 2012                  1,094    273,978,293     34.85     9.195       668      250,437     88.05     46.63    80.92     6.23
September 2012                  24     12,556,650      1.60    10.463       680      523,194     93.59     44.56    73.91    13.11
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,048    786,234,316    100.00     9.034       664      257,951     88.15     46.58    79.81     4.86
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                      GROUP 2 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $362,147,078
Aggregate Original Principal Balance      $362,280,117
Number of Mortgage Loans                         1,098

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance         $50,000   $1,163,750      $329,945
Outstanding Principal Balance      $49,972   $1,163,660      $329,824

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360           360
Stated remaining Term (mos)           177          360           358
Loan Age (mos)                          0           15             2
Current Interest Rate               6.550%      15.850%        9.621%
Initial Interest Rate Cap(3)        1.000%       3.000%        1.395%
Periodic Rate Cap(3)                1.000%       1.000%        1.000%
Gross Margin(3)                     2.750%       6.650%        4.426%
Maximum Mortgage Rate(3)           12.550%      20.050%       15.345%
Minimum Mortgage Rate(3)            6.550%      14.050%        9.344%
Months to Roll(3)                      45           60            58
Original Loan-to-Value              70.00%      100.00%        91.68%
Combined Loan-to-Value(4)           74.96%      100.00%        97.01%
Credit Score                          541          814           668

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   06/01/2022   09/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%
2nd Lien                             0.00%

OCCUPANCY
Primary                             90.93%
Second Home                          1.39%
Investment                           7.68%

LOAN TYPE
Fixed Rate                          15.91%
ARM                                 84.09%

AMORTIZATION TYPE
Fully Amortizing                    20.98%
Interest Only(5)                     8.39%
15/30 Balloon                        0.02%
30/40 Balloon                       11.85%
30/50 Balloon                       58.80%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                 0.36%
2007                                99.64%

LOAN PURPOSE
Purchase                            79.19%
Refinance - Rate/Term                2.75%
Refinance - Cashout                 18.06%

PROPERTY TYPE
Single Family                       64.80%
Condominium                          4.51%
Planned Unit Development            24.79%
Two- to Four-Family                  5.90%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

(4) Includes Mortgage Loans that are in a first lien position with subordinate financing

(5)  Includes 2 Balloon Loans

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF MORTGAGE RATES     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.501% to 7.000%                26      9,393,650      2.59     6.862       675      361,294     79.74     47.21   100.00     2.81
7.001% to 7.500%                41     16,119,139      4.45     7.301       680      393,150     81.25     48.59    96.05     7.02
7.501% to 8.000%                79     33,187,732      9.16     7.824       682      420,098     82.89     44.34    93.45    11.97
8.001% to 8.500%                86     36,062,089      9.96     8.294       673      419,327     86.70     44.89    89.06     9.74
8.501% to 9.000%               145     54,597,044     15.08     8.803       678      376,531     90.76     44.44    69.81     6.73
9.001% to 9.500%               124     48,867,465     13.49     9.265       675      394,092     92.97     44.87    75.30     8.32
9.501% to 10.000%              133     48,476,156     13.39     9.817       674      364,482     94.14     45.52    68.00    11.50
10.001% to 10.500%              61     23,333,619      6.44    10.253       663      382,518     95.01     47.16    66.99     8.71
10.501% to 11.000%              71     22,055,554      6.09    10.792       660      310,642     97.07     43.34    70.96    11.36
11.001% to 11.500%              37     12,990,319      3.59    11.202       662      351,090     95.89     44.10    87.20     1.72
11.501% to 12.000%              49     13,207,968      3.65    11.789       652      269,550     97.59     45.00    79.96     6.66
12.001% to 12.500%             136     23,509,061      6.49    12.287       634      172,861     98.21     44.20    82.07     4.63
12.501% to 13.000%              73     13,447,453      3.71    12.748       627      184,212     98.41     44.61    79.35     4.87
13.001% to 13.500%              16      2,858,909      0.79    13.254       640      178,682     98.67     40.94   100.00    18.35
13.501% to 14.000%              11      2,108,149      0.58    13.791       627      191,650     97.53     48.22   100.00     9.82
14.001% to 14.500%               2        888,477      0.25    14.285       647      444,239    100.00     52.39   100.00     0.00
14.501% or greater               8      1,044,294      0.29    14.952       619      130,537     98.08     46.34   100.00     6.22
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Group 2 Mortgage Loans ranged from 6.550% per annum to 15.850% per annum and the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 9.621% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       6        912,202      0.25     8.852       690      152,034     88.77     35.39   100.00     9.32
337 to 348                       1        154,547      0.04     8.625       613      154,547     80.00     31.00   100.00     0.00
349 to 360                   1,091    361,080,329     99.71     9.623       668      330,963     91.69     45.09    78.89     8.39
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Group 2 Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Group 2 Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                     OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL MORTGAGE         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PRINCIPAL BALANCES     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  6        299,918      0.08    13.058       636       49,986    100.00     35.50   100.00     0.00
$50,001 to $100,000            230     17,408,268      4.81    10.902       666       75,688     94.91     42.79    94.54     4.43
$100,001 to $150,000           145     17,725,919      4.89    10.492       670      122,248     94.63     43.66    91.84     7.64
$150,001 to $200,000            97     17,091,496      4.72    10.073       670      176,201     92.72     44.80    89.44     9.23
$200,001 to $250,000            66     14,796,664      4.09    10.207       664      224,192     92.17     42.16    90.67    10.36
$250,001 to $300,000            42     11,536,456      3.19    10.304       657      274,678     91.98     43.87    95.27    18.96
$300,001 to $350,000            15      4,920,948      1.36    11.121       662      328,063     96.27     45.52    73.48     6.56
$350,001 to $400,000            21      7,874,666      2.17    10.444       674      374,984     92.95     36.45    90.66    24.36
$400,001 to $450,000            82     35,465,809      9.79     9.326       660      432,510     89.56     45.61    78.01     6.03
$450,001 to $500,000           113     53,827,336     14.86     9.197       664      476,348     88.99     45.93    78.77    12.59
$500,001 to $550,000            68     35,381,884      9.77     9.350       656      520,322     90.01     46.28    66.27     4.31
$550,001 to $600,000            62     35,713,679      9.86     9.479       661      576,027     90.99     45.37    51.41     4.78
$600,001 to $650,000            55     34,577,177      9.55     9.634       670      628,676     93.38     45.90    72.65     3.63
$650,001 to $700,000            30     20,185,822      5.57     9.412       670      672,861     92.70     44.08    83.40     0.00
$700,001 to $750,000            19     13,793,228      3.81     9.223       699      725,959     92.92     47.08    73.89    15.99
$750,001 to $800,000            13     10,123,418      2.80     9.347       679      778,724     92.24     46.44    77.26    15.76
$800,001 to $850,000            12      9,941,249      2.75     9.613       674      828,437     95.75     48.79    91.63    16.83
$850,001 to $900,000             2      1,747,819      0.48     9.708       706      873,910    100.00     45.90   100.00     0.00
$900,001 to $950,000            10      9,354,043      2.58     9.401       691      935,404     93.85     43.50   100.00    19.59
$950,001 to $1,000,000           6      5,904,051      1.63     8.167       718      984,009     87.10     44.81   100.00     0.00
$1,000,001 or greater            4      4,477,228      1.24     8.214       673    1,119,307     87.38     44.98   100.00     0.00
                             -----    -----------    ------    ------       ---    ---------    ------     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===    =========    ======     =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Group 2 Mortgage Loans ranged from approximately $49,972 to approximately $1,163,660 and the average outstanding principal balance of the Group 2 Mortgage Loans was approximately $329,824.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans              1         85,000      0.02    12.350       641       85,000    100.00     49.00   100.00   100.00
30/40 Balloon Loans             26      5,245,358      1.45    11.189       636      201,745     95.87     40.90    87.06     1.75
30/50 Balloon Loans             59     17,645,346      4.87    11.008       645      299,074     94.35     43.10    79.79     0.00
15 Year Fixed Loans              5        827,202      0.23     8.492       695      165,440     87.61     33.99   100.00     0.00
30 Year Fixed Loans            207     33,814,719      9.34    11.158       651      163,356     94.39     43.40    89.36    18.94
5/25 LIBOR Loans               274     71,535,302     19.75     9.652       679      261,078     93.01     42.87    81.56    33.26
5/25 LIBOR Loans
   (40 due in 30)              103     37,679,604     10.40     9.800       659      365,821     92.53     45.90    70.92     0.00
5/25 LIBOR Loans
   (50 due in 30)              423    195,314,547     53.93     9.145       671      461,737     90.22     46.32    77.35     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======   ======

With respect to 67.48% of the Group 2 Mortgage Loans, the period of time during which the initial mortgage rate on such Mortgage Loans was fixed was a period less than 5 years. With respect to each such Mortgage Loan, the Servicer has, or by the Closing Date will have, sent a letter to the relevant borrower advising that the initial mortgage rate will remain fixed for a period of 5 years from the relevant closing date of the Mortgage Loan, and that the margin over the applicable index rate once the 5 year period has expired will be the lesser of 4.00% and the margin that was originally specified in the mortgage note.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               402     75,980,983     20.98    10.365       667      189,007     94.16     43.12    81.36     0.00
Balloon                        612    255,969,854     70.68     9.413       667      418,251     90.96     45.93    76.78     0.07
60 Month Interest-Only          69     23,507,268      6.49     9.331       682      340,685     91.24     42.72    92.34   100.00
120 Month Interest-Only         15      6,688,972      1.85    10.140       666      445,931     92.44     42.21    87.70   100.00
                             -----    -----------    ------    ------       ---      -------     -----     -----    -----   ------
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                            800    304,529,453     84.09     9.345       672      380,662     91.16     45.46    77.54     7.81
Fixed Rate                     298     57,617,625     15.91    11.078       649      193,348     94.42     42.96    86.39    11.43
                             -----    -----------    ------    ------       ---      -------     -----     -----    -----    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======     =====     =====    =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES


                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC                MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DISTRIBUTION                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         10      1,432,652      0.40    11.962       662      143,265     98.09     45.96    86.28    17.94
Arizona                         32     10,112,376      2.79     8.872       662      316,012     87.82     42.52    82.09     9.71
Arkansas                         8      1,283,271      0.35     9.328       683      160,409     94.01     50.00    50.44     0.00
California                     199    106,624,107     29.44     8.981       670      535,800     89.50     46.39    77.82     7.74
Colorado                        27      7,791,048      2.15    10.039       662      288,557     92.93     38.38    88.24    20.23
Connecticut                      6      2,207,752      0.61    10.377       640      367,959     90.73     44.75    93.09     0.00
Delaware                         2        858,080      0.24     8.712       658      429,040     86.14     52.13    59.07     0.00
Florida                         78     26,440,061      7.30     9.462       674      338,975     90.73     45.21    85.21     9.72
Georgia                         34      7,965,624      2.20    11.153       651      234,283     97.50     48.20    94.32     8.02
Idaho                            4      1,146,836      0.32    10.877       651      286,709     94.52     40.94    50.31    15.00
Illinois                        42     14,574,606      4.02     9.604       694      347,014     94.10     46.63    65.01     8.15
Indiana                         28      2,559,562      0.71    10.712       685       91,413     96.67     46.27    96.85     0.00
Iowa                             7        634,941      0.18    12.038       642       90,706     99.52     45.06    86.77     0.00
Kansas                           4        360,290      0.10    12.291       659       90,072     97.25     31.46    38.01     0.00
Kentucky                         8      1,377,733      0.38    10.397       635      172,217     87.70     42.48   100.00     7.31
Louisiana                        7        887,630      0.25    12.132       619      126,804     97.43     46.68    87.48     0.00
Maine                            2        284,898      0.08    11.670       686      142,449     95.00     48.25    19.64     0.00
Maryland                        32     16,988,643      4.69     9.325       665      530,895     91.70     48.96    79.31     4.99
Massachusetts                   13      4,889,299      1.35    10.424       654      376,100     90.61     38.61    78.52    10.47
Michigan                        42      6,989,177      1.93    10.040       667      166,409     91.16     41.18    79.73     7.84
Minnesota                       19      5,639,613      1.56     9.524       671      296,822     91.91     43.51    83.44    11.86
Mississippi                     10      1,132,288      0.31    10.882       652      113,229     96.67     43.30   100.00     0.00
Missouri                        13      1,702,226      0.47    10.676       645      130,940     91.34     47.12    93.76    29.47
Montana                          2        370,647      0.10    13.783       607      185,323     96.12     47.33   100.00     0.00
Nebraska                         4        384,023      0.11    11.170       673       96,006     97.54     50.85    76.58     0.00
Nevada                          19      8,402,875      2.32     9.366       677      442,257     90.14     39.46    93.27    11.07
New Hampshire                    2        229,587      0.06    12.184       644      114,793    100.00     44.11    36.85     0.00
New Jersey                      30     11,763,531      3.25    10.131       671      392,118     92.12     44.41    67.40     8.10
New Mexico                       2        943,867      0.26    10.782       654      471,934     89.32     49.86    53.39     0.00
New York                        70     30,064,110      8.30     9.453       676      429,487     94.74     47.91    58.49    10.72
North Carolina                  32      6,707,264      1.85    10.598       675      209,602     96.17     46.58    93.49     3.46
Ohio                            40      4,353,987      1.20    11.106       655      108,850     94.36     44.61    87.61    30.54
Oklahoma                         3        797,863      0.22    10.543       644      265,954     96.07     47.63   100.00     0.00
Oregon                           9      4,317,424      1.19     9.685       680      479,714     91.83     38.97    76.46    21.01
Pennsylvania                    26      4,209,654      1.16    11.138       644      161,910     97.35     43.46    77.79     0.00
Rhode Island                     4      1,486,980      0.41    10.466       639      371,745     91.90     52.07    52.10     0.00
South Carolina                   9      1,952,182      0.54    10.960       626      216,909     98.01     24.43    91.55     0.00
Tennessee                       28      3,354,021      0.93    10.452       653      119,786     91.28     43.93   100.00     0.00
Texas                           88     16,301,401      4.50    10.196       657      185,243     93.12     42.41    84.72     4.42
Utah                            18      7,269,792      2.01     9.130       688      403,877     90.00     44.87    79.32    11.64
Vermont                          1        121,982      0.03    12.400       621      121,982    100.00     55.00   100.00     0.00
Virginia                         9      4,271,644      1.18     8.649       650      474,627     87.49     49.68    86.28     6.55
Washington                      59     28,018,770      7.74    10.010       663      474,894     91.74     42.04    86.77     7.27
West Virginia                    4        546,570      0.15    11.002       634      136,643     98.68     47.16   100.00     0.00
Wisconsin                       10      2,185,944      0.60    10.598       681      218,594     95.66     47.00    50.37     4.53
Wyoming                          2        210,245      0.06    11.275       625      105,123     95.00     43.45   100.00     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

No more than approximately 0.77% of the Group 2 Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
65.01% to 70.00%                 1        731,899      0.20     7.800       696      731,899     70.00     52.00   100.00     0.00
70.01% to 75.00%                 2      1,175,302      0.32     7.549       647      587,651     74.91     49.64   100.00     0.00
75.01% to 80.00%               270    103,419,037     28.56     8.236       666      383,033     79.97     43.56    99.28     9.01
90.01% to 95.00%               512    172,552,980     47.65     9.739       672      337,018     94.86     45.58    64.04     8.24
95.01% to 100.00%              313     84,267,859     23.27    11.123       661      269,226     99.95     45.71    84.05     8.11
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------     ----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 2 Mortgage Loans ranged from 70.00% to 100.00% and the weighted average Original Loan-to-Value Ratio for Group 2 Mortgage Loans was approximately 91.68%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
70.01% to 75.00%                 1        475,909      0.13     6.900       635      475,909     74.96     55.00   100.00     0.00
75.01% to 80.00%                 4      2,065,879      0.57     7.840       691      516,470     80.00     50.86   100.00     0.00
90.01% to 95.00%               553    196,463,529     54.25     9.564       672      355,269     92.98     45.19    68.42     8.13
95.01% to 100.00%              540    163,141,761     45.05     9.720       663      302,114     90.30     44.80    91.31     8.83
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group 2 Mortgage Loans ranged from 74.96% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Group 2 Mortgage Loans was approximately 97.01%. This table was calculated using the Combined Loan-to-Value Ratio for Group 2 Mortgage Loans that are in a second lien position and for Group 2 Mortgage Loans that are in a first lien position with subordinate financing. Approximately 28.38% of the Group 2 Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Group 2 Mortgage Loans was approximately 98.66%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  52     13,067,499      3.61     9.597       665      251,298     88.41     14.37    95.59    15.70
20.01% to 25.00%                33     11,562,603      3.19     9.726       660      350,382     89.25     23.40    99.14     6.38
25.01% to 30.00%                36      8,889,894      2.45     9.790       674      246,941     90.71     28.43   100.00    12.53
30.01% to 35.00%                66     17,717,709      4.89     9.471       687      268,450     93.11     33.28    93.61    17.21
35.01% to 40.00%               107     35,772,164      9.88     9.560       668      334,319     89.65     38.45    84.78     6.24
40.01% to 45.00%               168     50,569,037     13.96     9.905       669      301,006     92.23     43.13    75.05    11.18
45.01% to 50.00%               280    101,392,901     28.00     9.812       667      362,118     93.04     48.24    64.38     7.64
50.01% to 55.00%               356    123,175,271     34.01     9.367       666      345,998     91.36     53.34    83.57     6.32
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Group 2 Mortgage Loans ranged from 2.00% to 55.00% and the weighted average Debt-to-Income Ratio for Group 2 Mortgage Loans with Debt-to-Income Ratios was approximately 45.06%.

LOAN PURPOSE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                       915    286,780,408     79.19     9.634       670      313,421     91.48     44.60    89.90    10.55
Refinance - Cashout            157     65,397,600     18.06     9.727       657      416,545     92.69     46.83    37.30     0.17
Refinance - Rate Term           26      9,969,070      2.75     8.545       677      383,426     90.85     46.71    37.11     0.00
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====    =====

PROPERTY TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                  774    234,675,988     64.80     9.705       668      303,199     91.94     44.86    74.71     8.21
Planned Unit Development       215     89,778,512     24.79     9.460       659      417,574     90.36     44.91    90.27    10.13
Two- to Four-Family             56     21,368,312      5.90     9.370       692      381,577     93.80     48.86    70.26     4.12
Condominium                     53     16,324,266      4.51     9.632       688      308,005     92.41     43.76    88.98     6.91
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DOCUMENTATION               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation             927    285,920,392     78.95     9.563       666      308,436     90.65     44.44   100.00     9.71
Rapid Refi                     117     52,211,602     14.42     9.741       666      446,253     95.65     47.89     0.00     0.00
Stated Income                   28     14,621,811      4.04    10.066       695      522,208     95.00     45.89     0.00    10.56
Blended                         11      3,733,700      1.03    10.397       686      339,427     99.17     48.83     0.00    13.39
Limited Income
   Verification                 11      3,112,790      0.86     9.929       661      282,981     92.56     43.52     0.00    18.66
Stated Plus                      4      2,546,784      0.70     9.643       713      636,696     94.54     48.09     0.00     0.00
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======    =====

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                        904    329,295,047     90.93     9.619       661      364,264     91.30     45.29    76.85     7.63
Investment                     176     27,828,613      7.68     9.485       736      158,117     94.99     42.71   100.00    15.28
Second Home                     18      5,023,418      1.39    10.508       713      279,079     97.99     43.06   100.00    19.71
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                               27     12,798,900      3.53    10.546       679      474,033     93.69     44.21    74.41    12.86
1                              447    132,760,601     36.66    10.125       667      297,004     92.90     45.37    80.76     9.79
2                              318    108,966,041     30.09     9.334       668      342,661     90.89     44.94    80.33     6.44
3                              277     96,327,848     26.60     9.224       669      347,754     91.06     44.79    75.02     8.95
4                               25      9,333,812      2.58     8.916       650      373,352     88.44     48.66    85.14     1.07
5                                2        651,061      0.18    10.198       647      325,531     96.00     45.40    19.94     0.00
8                                1      1,154,267      0.32     7.000       643    1,154,267     80.00     25.00   100.00     0.00
15                               1        154,547      0.04     8.625       613      154,547     80.00     31.00   100.00     0.00
                             -----    -----------    ------    ------       ---    ---------     -----     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===    =========     =====     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Group 2 Mortgage Loans was approximately 2 months.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                           359    117,678,285     32.49    10.220       670      327,795     93.83     45.30    77.17     6.61
12 Months                      107     39,178,432     10.82     9.790       676      366,154     93.20     46.10    67.42    15.80
24 Months                      356    133,226,680     36.79     9.023       667      374,232     89.86     44.95    83.03     6.48
36 Months                      276     72,063,680     19.90     9.656       662      261,100     90.70     44.30    80.60    10.80
                             -----    -----------    ------    ------       ---      -------     -----     -----    -----    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Group 2 Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
CREDIT SCORES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
541 to 550                       6      2,046,328      0.57    10.283       544      341,055     97.57     45.35   100.00     0.00
551 to 575                      14      3,768,414      1.04    10.961       567      269,172     98.76     47.38   100.00     0.00
576 to 600                      64     14,005,935      3.87    10.821       591      218,843     94.14     45.41    97.02    12.57
601 to 625                     120     32,374,608      8.94    10.857       617      269,788     93.21     43.27    94.38     7.86
626 to 650                     283     90,733,122     25.05     9.974       641      320,612     91.54     45.33    75.66     3.83
651 to 675                     202     78,566,085     21.69     9.296       662      388,941     89.16     46.20    71.77     8.99
676 to 700                     125     54,238,021     14.98     9.097       687      433,904     90.91     43.90    73.98    12.36
701 to 725                     142     51,206,166     14.14     9.034       709      360,607     92.43     45.92    84.44     6.71
726 to 750                      63     13,817,307      3.82     9.294       737      219,322     93.33     44.15    85.25    23.75
751 to 775                      51     14,307,071      3.95     9.435       761      280,531     95.33     43.42    67.70    11.78
776 to 800                      26      6,866,862      1.90     9.069       786      264,110     93.91     43.57    85.75     6.11
810 to 814                       2        217,160      0.06     8.598       812      108,580     95.00     25.96   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       1,098    362,147,078    100.00     9.621       668      329,824     91.68     45.06    78.95     8.39
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

The Credit Scores of the Group 2 Mortgage Loans that were scored as of the Cut-off Date ranged from 541 to 814 and the weighted average Credit Score of the Group 2 Mortgage Loans that were scored as of the Cut-off Date was approximately 668.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF GROSS MARGINS      LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000%               5       1,359,909      0.45     8.844      690      271,982      88.78     35.02    100.00   22.20
3.501% to 4.000%             627     243,713,700     80.03     9.155      671      388,698      90.73     45.41     76.57    6.89
5.001% to 5.500%              33      11,417,134      3.75     8.624      655      345,974      80.63     41.55     94.43   13.18
6.001% to 6.500%             134      47,231,601     15.51    10.484      676      352,475      95.95     46.76     77.47   10.98
6.501% to 7.000%               1         807,109      0.27    11.100      641      807,109      95.00     55.00    100.00    0.00
                             ---     -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                       800     304,529,453    100.00     9.345      672      380,662      91.16     45.46     77.54    7.81
                             ===     ===========    ======    ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Gross Margin for the Group 2 Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.650% per annum and the weighted average Gross Margin of the Group 2 Adjustable Rate Mortgage Loans was approximately 4.426% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.501% to 13.000%            24       8,072,288      2.65     6.844      680      336,345      79.70     50.42    100.00    3.27
13.001% to 13.500%            36      14,551,689      4.78     7.302      679      404,214      81.38     49.20     95.63    4.18
13.501% to 14.000%            75      31,692,134     10.41     7.826      682      422,562      83.03     44.19     93.14   10.98
14.001% to 14.500%            81      34,576,565     11.35     8.291      671      426,871      86.53     44.74     88.99    8.04
14.501% to 15.000%           130      50,708,905     16.65     8.812      678      390,068      91.06     44.77     68.95    5.76
15.001% to 15.500%           105      44,422,611     14.59     9.259      675      423,072      93.40     45.40     75.34    8.45
15.501% to 16.000%           108      43,152,908     14.17     9.824      673      399,564      94.19     45.57     68.57    9.97
16.001% to 16.500%            49      21,059,347      6.92    10.264      662      429,783      95.42     47.04     63.43    9.65
16.501% to 17.000%            52      19,507,517      6.41    10.789      658      375,145      97.03     44.04     70.01   10.41
17.001% to 17.500%            29      11,059,114      3.63    11.217      666      381,349      95.83     45.21     90.55    1.63
17.501% to 18.000%            27       8,500,556      2.79    11.755      663      314,835      97.22     44.36     75.65   10.35
18.001% to 18.500%            51      10,042,125      3.30    12.275      645      196,904      97.99     44.72     68.44    5.51
18.501% to 19.000%            25       4,851,256      1.59    12.773      639      194,050      98.18     47.69     65.59    0.00
19.001% to 19.500%             3         783,921      0.26    13.258      654      261,307     100.00     40.66    100.00    0.00
19.501% to 20.000%             4       1,123,536      0.37    13.772      635      280,884      97.41     50.64    100.00    0.00
20.001% to 20.500%             1         424,981      0.14    14.050      675      424,981     100.00     55.00    100.00    0.00
                             ---     -----------    ------    ------      ---      -------     ------     -----    ------   -----
TOTAL:                       800     304,529,453    100.00     9.345      672      380,662      91.16     45.46     77.54    7.81
                             ===     ===========    ======    ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 2 Adjustable Rate Mortgage Loans ranged from 12.550% per annum to 20.050% per annum and the weighted average Maximum Mortgage Rate of the Group 2 Adjustable Rate Mortgage Loans was approximately 15.345% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
June 2011                      1         154,547      0.05     8.625      613      154,547      80.00     31.00    100.00    0.00
April 2012                     1         521,235      0.17     9.650      662      521,235      95.00     46.00      0.00    0.00
May 2012                      20       8,501,834      2.79     8.752      655      425,092      87.41     48.49     83.69    1.18
June 2012                    232      87,271,504     28.66     9.129      669      376,170      90.77     44.70     75.53    9.36
July 2012                    237      91,984,427     30.21     9.029      672      388,120      90.06     45.42     78.71    5.37
August 2012                  286     104,059,256     34.17     9.711      674      363,844      92.42     46.04     78.61    8.58
September 2012                23      12,036,650      3.95    10.578      678      523,333      94.18     44.32     72.78   13.67
                             ---     -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                       800     304,529,453    100.00     9.345      672      380,662      91.16     45.46     77.54    7.81
                             ===     ===========    ======    ======      ===      =======      =====     =====    ======   =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

                         DISCOUNT MARGIN TABLE (TO CALL)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS 1-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             130             130             130             130             130
            WAL (YRS)           29.79            5.84            4.73            2.32            1.84
        MOD DUR (YRS)           12.96            4.77            4.00            2.13            1.71
     PRINCIPAL WINDOW   07/37 - 07/37   06/12 - 06/15   07/11 - 08/13   11/09 - 04/10   07/09 - 09/09

CLASS 1-A3
   PRICE = 98.82270%
     DISCOUNT MARGIN              159             167             170             197             212
           WAL (YRS)            29.79            9.65            7.46            2.75            2.03
       MOD DUR (YRS)            12.59            6.96            5.75            2.46            1.86
    PRINCIPAL WINDOW    07/37 - 07/37   06/15 - 01/18   08/13 - 09/15   04/10 - 09/10   09/09 - 11/09

CLASS 2-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             130             130             130             130             130
            WAL (YRS)           29.79            6.08            4.89            2.35            1.85
        MOD DUR (YRS)           12.96            4.93            4.12            2.15            1.72
     PRINCIPAL WINDOW   07/37 - 07/37   07/12 - 10/15   08/11 - 12/13   11/09 - 04/10   07/09 - 09/09

CLASS 2-A3
   PRICE = 98.80370%
     DISCOUNT MARGIN              159             167             170             197             212
           WAL (YRS)            29.79            9.84            7.61            2.78            2.04
       MOD DUR (YRS)            12.59            7.06            5.84            2.49            1.87
    PRINCIPAL WINDOW    07/37 - 07/37   10/15 - 01/18   12/13 - 09/15   04/10 - 09/10   09/09 - 11/09

CLASS M-4
   PRICE = 87.13860%
     DISCOUNT MARGIN              350             499             550             610             734
           WAL (YRS)            29.79            6.77            5.35            4.23            3.05
       MOD DUR (YRS)            10.57            4.81            4.04            3.42            2.57
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 01/18   11/10 - 09/15   07/11 - 09/12   06/10 - 06/11

CLASS M-5
   PRICE = 83.55320%
     DISCOUNT MARGIN              389             583             650             742             905
           WAL (YRS)            29.79            6.77            5.35            4.10            2.98
       MOD DUR (YRS)            10.24            4.73            3.98            3.29            2.48
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   05/11 - 09/12   05/10 - 06/11

CLASS M-6
   PRICE = 80.18150%
     DISCOUNT MARGIN              428             667             750             874            1078
           WAL (YRS)            29.79            6.77            5.34            4.00            2.92
       MOD DUR (YRS)             9.91            4.65            3.91            3.18            2.40
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   03/11 - 09/12   04/10 - 06/11

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS 1-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             130             130             130             130             130
            WAL (YRS)           29.79            5.84            4.73            2.32            1.84
        MOD DUR (YRS)           12.96            4.77            4.00            2.13            1.71
     PRINCIPAL WINDOW   07/37 - 07/37   06/12 - 06/15   07/11 - 08/13   11/09 - 04/10   07/09 - 09/09

CLASS 1-A3
   PRICE = 98.82270%
     DISCOUNT MARGIN              159             181             186             197             212
           WAL (YRS)            29.80           11.79            9.16            2.75            2.03
       MOD DUR (YRS)            12.59            7.83            6.59            2.46            1.86
    PRINCIPAL WINDOW    07/37 - 08/37   06/15 - 03/30   08/13 - 07/25   04/10 - 09/10   09/09 - 11/09

CLASS 2-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             130             130             130             130             130
            WAL (YRS)           29.79            6.08            4.89            2.35            1.85
        MOD DUR (YRS)           12.96            4.93            4.12            2.15            1.72
     PRINCIPAL WINDOW   07/37 - 07/37   07/12 - 10/15   08/11 - 12/13   11/09 - 04/10   07/09 - 09/09

CLASS 2-A3
   PRICE = 98.80370%
     DISCOUNT MARGIN              159             184             190             197             212
           WAL (YRS)            29.80           12.73            9.93            2.78            2.04
       MOD DUR (YRS)            12.59            8.19            6.94            2.49            1.87
    PRINCIPAL WINDOW    07/37 - 08/37   10/15 - 03/31   12/13 - 05/26   04/10 - 09/10   09/09 - 11/09

CLASS M-4
   PRICE = 87.13860%
     DISCOUNT MARGIN              350             492             539             597             717
           WAL (YRS)            29.79            7.54            5.97            4.56            3.24
       MOD DUR (YRS)            10.57            5.02            4.26            3.60            2.69
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 12/26   11/10 - 11/22   07/11 - 12/16   06/10 - 08/13

CLASS M-5
   PRICE = 83.55320%
     DISCOUNT MARGIN              389             573             634             722             880
           WAL (YRS)            29.79            7.52            5.95            4.42            3.16
       MOD DUR (YRS)            10.24            4.91            4.17            3.45            2.59
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 05/26   10/10 - 05/22   05/11 - 08/16   05/10 - 05/13

CLASS M-6
   PRICE = 80.18150%
     DISCOUNT MARGIN              428             654             730             849            1047
           WAL (YRS)            29.79            7.50            5.93            4.32            3.10
       MOD DUR (YRS)             9.91            4.81            4.08            3.33            2.50
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 10/25   10/10 - 11/21   03/11 - 04/16   04/10 - 03/13

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

                           PRICE YIELD TABLE (TO CALL)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS B-1
   PRICE = 73.96040%
           YIELD (%)            10.47           13.86           15.06           16.98           20.01
           WAL (YRS)            29.79            6.77            5.34            3.93            2.87
       MOD DUR (YRS)             9.20            4.43            3.74            3.01            2.27
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   02/11 - 09/12   03/10 - 06/11

CLASS B-2
   PRICE = 67.41060%
           YIELD (%)            11.51           15.97           17.56           20.24           24.34
           WAL (YRS)            29.79            6.77            5.34            3.88            2.83
       MOD DUR (YRS)             8.50            4.26            3.60            2.88            2.17
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   01/11 - 09/12   02/10 - 06/11

CLASS B-3
   PRICE = 61.64080%
           YIELD (%)            12.59           18.09           20.06           23.53           28.60
           WAL (YRS)            29.79            6.77            5.34            3.84            2.81
       MOD DUR (YRS)             7.84            4.09            3.47            2.77            2.09
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   12/10 - 09/12   02/10 - 06/11

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

                         PRICE YIELD TABLE (TO MATURITY)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS B-1
   PRICE = 73.96040%
           YIELD (%)            10.47           13.65           14.75           16.58           19.53
           WAL (YRS)            29.79            7.47            5.90            4.23            3.04
       MOD DUR (YRS)             9.20            4.55            3.86            3.13            2.35
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 02/25   10/10 - 05/21   02/11 - 12/15   03/10 - 12/12

CLASS B-2
   PRICE = 67.41060%
           YIELD (%)            11.51           15.73           17.19           19.75           23.72
           WAL (YRS)            29.79            7.43            5.87            4.16            3.00
       MOD DUR (YRS)             8.50            4.34            3.70            2.98            2.24
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 05/24   10/10 - 09/20   01/11 - 08/15   02/10 - 10/12

CLASS B-3
   PRICE = 61.64080%
           YIELD (%)            12.59           17.82           19.65           22.97           27.87
           WAL (YRS)            29.79            7.38            5.83            4.09            2.97
       MOD DUR (YRS)             7.84            4.14            3.54            2.85            2.15
    PRINCIPAL WINDOW    07/37 - 07/37   03/11 - 07/23   10/10 - 01/20   12/10 - 02/15   02/10 - 09/12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                  FORWARD LIBOR
                         ------------------------------
                         35% LOSS   45% LOSS   55% LOSS
                         SEVERITY   SEVERITY   SEVERITY
                         --------   --------   --------
CLASS 1-A2   CDR Break      NA       63.16%     40.29%
             Cum Loss       NA       37.80%     38.65%
                          -----      -----      -----
CLASS 1-A3   CDR Break    71.10%     39.81%     28.16%
             Cum Loss     30.56%     31.45%     32.30%
                          -----      -----      -----
CLASS 2-A2   CDR Break      NA       62.94%     40.05%
             Cum Loss       NA       37.75%     38.55%
                          -----      -----      -----
CLASS 2-A3   CDR Break    71.07%     39.78%     28.13%
             Cum Loss     30.56%     31.44%     32.28%
                          -----      -----      -----
CLASS M-4    CDR Break    24.09%     17.11%     13.25%
             Cum Loss     18.81%     19.52%     19.97%
                          -----      -----      -----
CLASS M-5    CDR Break    20.39%     14.72%     11.54%
             Cum Loss     17.00%     17.61%     18.05%
                          -----      -----      -----
CLASS M-6    CDR Break    17.45%     12.81%     10.12%
             Cum Loss     15.38%     15.95%     16.33%
                          -----      -----      -----
CLASS B-1    CDR Break    14.96%     11.15%      8.89%
             Cum Loss     13.85%     14.39%     14.76%
                          -----      -----      -----
CLASS B-2    CDR Break    12.98%      9.79%      7.86%
             Cum Loss     12.52%     13.02%     13.37%
                          -----      -----      -----
CLASS B-3    CDR Break    11.53%      8.76%      7.07%
             Cum Loss     11.48%     11.93%     12.25%
                          -----      -----      -----

                               (PERFORMANCE GRAPH)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.130% and 6ML = 5.035%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the sum of the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, any Net Swap Payments received from the Swap Counterparty and any Cap Payments received from the Cap Counterparty, minus (b) the sum of the total interest due on the Certificates and the any Net Swap Payments owed to the Swap Counterparty, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

PERIOD    EXCESS SPREAD IN BPS (STATIC LIBOR)   EXCESS SPREAD IN BPS (FORWARD LIBOR)
------    -----------------------------------   ------------------------------------
Avg yr1                   154                                    197
Avg yr2                   194                                    207
Avg yr3                   261                                    269
Avg yr4                   282                                    285
Avg yr5                   282                                    279

          EXCESS SPREAD IN BPS   1 MONTH FORWARD      6 MONTH      EXCESS SPREAD IN BPS
PERIOD       (STATIC LIBOR)           LIBOR        FORWARD LIBOR      (FORWARD LIBOR)
------    --------------------   ---------------   -------------   --------------------
   1                  *              5.1300%          5.0350%                  *
   2               140               5.1830%          4.9290%               135
   3               160               5.2160%          4.8120%               152
   4               139               5.0610%          4.6850%               146
   5               138               4.7580%          4.5750%               174
   6               178               4.5490%          4.5100%               230
   7               153               4.5060%          4.4770%               212
   8               172               4.4940%          4.4510%               231
   9               150               4.4670%          4.4270%               214
  10               169               4.4160%          4.4090%               235
  11               148               4.3770%          4.4020%               219
  12               146               4.3550%          4.4050%               220
  13               199               4.3500%          4.4150%               210
  14               190               4.3530%          4.4300%               202
  15               196               4.3610%          4.4520%               208
  16               187               4.3730%          4.4790%               200
  17               185               4.3910%          4.5130%               199
  18               207               4.4140%          4.5500%               221
  19               196               4.4430%          4.5890%               210
  20               203               4.4790%          4.6270%               216
  21               193               4.5230%          4.6620%               207
  22               200               4.5710%          4.6920%               212
  23               190               4.6120%          4.7180%               201
  24               188               4.6440%          4.7410%               198
  25               240               4.6650%          4.7610%               250
  26               232               4.6840%          4.7820%               241
  27               239               4.7030%          4.8040%               249
  28               230               4.7230%          4.8260%               239
  29               229               4.7440%          4.8480%               239
  30               256               4.7660%          4.8710%               264
  31               278               4.7880%          4.8950%               287
  32               288               4.8100%          4.9180%               297
  33               280               4.8330%          4.9420%               288
  34               290               4.8560%          4.9660%               298
  35               282               4.8790%          4.9890%               289
  36               283               4.9030%          5.0130%               289
  37               294               4.9260%          5.0360%               300
  38               275               4.9490%          5.0590%               281
  39               287               4.9720%          5.0810%               292
  40               276               4.9950%          5.1020%               281
  41               277               5.0170%          5.1230%               281
  42               312               5.0390%          5.1430%               315
  43               276               5.0600%          5.1620%               279
  44               287               5.0800%          5.1800%               289
  45               274               5.0990%          5.1970%               276
  46               286               5.1170%          5.2130%               287
  47               273               5.1340%          5.2280%               273
  48               272               5.1500%          5.2430%               271

          EXCESS SPREAD IN BPS   1 MONTH FORWARD      6 MONTH      EXCESS SPREAD IN BPS
PERIOD       (STATIC LIBOR)           LIBOR        FORWARD LIBOR      (FORWARD LIBOR)
------    --------------------   ---------------   -------------   --------------------
  49               285               5.1650%          5.2570%               284
  50               271               5.1800%          5.2700%               268
  51               285               5.1930%          5.2820%               281
  52               270               5.2060%          5.2940%               265
  53               269               5.2190%          5.3050%               264
  54               298               5.2310%          5.3160%               293
  55               268               5.2420%          5.3260%               261
  56               283               5.2530%          5.3350%               275
  57               266               5.2630%          5.3440%               257
  58               282               5.2720%          5.3520%               273
  59               302               5.2810%          5.3600%               313
  60               303               5.2890%          5.3680%               313
  61               319               5.2960%          5.3770%               327
  62               299               5.3030%          5.3860%               306
  63               319               5.3110%          5.3960%               326
  64               299               5.3200%          5.4060%               304
  65               299               5.3290%          5.4180%               308
  66               358               5.3390%          5.4300%               368
  67               299               5.3500%          5.4440%               306
  68               318               5.3610%          5.4580%               325
  69               299               5.3740%          5.4730%               303
  70               318               5.3870%          5.4890%               323
  71               298               5.4020%          5.5050%               307
  72               298               5.4170%          5.5200%               306
  73               318               5.4340%          5.5360%               325
  74               298               5.4500%          5.5500%               303
  75               318               5.4660%          5.5640%               322
  76               298               5.4810%          5.5770%               300
  77               298               5.4950%          5.5890%               306
  78               358               5.5080%          5.6010%               367
  79               299               5.5200%          5.6110%               304
  80               318               5.5310%          5.6200%               324
  81               299               5.5420%          5.6280%               302
  82               319               5.5510%          5.6350%               322
  83               299               5.5600%          5.6420%               305
  84               299               5.5670%          5.6480%               304
  85               319               5.5730%          5.6540%               325
  86               299               5.5790%          5.6590%               303
  87               319               5.5850%          5.6650%               324
  88               299               5.5900%          5.6700%               302
  89               299               5.5960%          5.6750%               304
  90               359               5.6010%          5.6800%               368
  91               300               5.6060%          5.6850%               304
  92               320               5.6110%          5.6900%               325
  93               300               5.6160%          5.6950%               303
  94               320               5.6210%          5.6990%               324
  95               300               5.6250%          5.7040%               305
  96               300               5.6300%          5.7080%               304

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.